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                                                                    Exhibit 10.2

                         LOAN AND SECURITY AGREEMENT

     THIS LOAN AND SECURITY AGREEMENT is made this 31st day of March, 2000, by and among FLEET CAPITAL CORPORATION ("Fleet"), a Rhode Island corporation with an office at One South Wacker Drive, Suite 1400, Chicago, Illinois 60606, individually as a Lender and as Agent ("Agent") for itself and any other financial institution which is or becomes a party hereto (each such financial institution, including Fleet, is referred to hereinafter individually as a "Lender" and collectively as the "Lenders"), the LENDERS and BORDEN CHEMICALS AND PLASTICS OPERATING LIMITED PARTNERSHIP, a Delaware limited partnership with its chief executive office and principal place of business at Highways 73 & 30, Geismar, Louisiana 70734 ("Borrower"). Capitalized terms used in this Agreement have the meanings assigned to them in Appendix A, General Definitions. Accounting terms not otherwise specifically defined herein shall be construed in accordance with GAAP consistently applied.

                          SECTION 1. CREDIT FACILITY

     Subject to the terms and conditions of, and in reliance upon the representations and warranties made in, this Agreement and the other Loan Documents, Lenders agree to make a Total Credit Facility of up to $100,000,000 available upon Borrower's request therefor, as follows:

     1.1. Loans.
          -----

          1.1.1.  Revolving Credit Loans. Each Lender agrees, severally and not
                  ----------------------
     jointly, for so long as no Default or Event of Default exists, to make Revolving Credit Loans to Borrower from time to time during the period from the date hereof to but not including the last day of the Term, as requested by Borrower in the manner set forth in subsection 3.1.1 hereof, up to a maximum principal amount at any time outstanding equal to the lesser of (i) such Lender's Revolving Loan Commitment minus the LC Amount and (ii) the
                                             -----
     product of such Lender's Revolving Loan Percentage and an amount equal to the Borrowing Base at such time minus the LC Amount. Agent shall have the
                                     -----
     right to establish reserves in such amounts, and with respect to such matters, as Agent shall reasonably determine necessary or appropriate, and customary for collateral under other asset-based facilities, arising from conditions impairing the value of the relevant collateral. Notwithstanding the foregoing, Agent shall not establish any reserves in respect of any matters relating to any items of Collateral that have been taken into account in determining Eligible Inventory or Eligible Accounts, as applicable. The Revolving Credit Loans may be repaid and reborrowed without penalty, subject to the provisions of subsection 2.3 (iii).

          1.1.2.  Use of Proceeds. The Revolving Credit Loans shall be used
                  ---------------
     solely for (i) the satisfaction of existing Indebtedness of Borrower, (ii) for Borrower's general operating capital needs in a manner consistent with the provisions of this Agreement and all applicable laws, and (iii) for other purposes permitted under this Agreement.

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          1.1.3.  Overadvance Loan. If Borrower requests that Lenders make, or
                  ----------------
     permit to remain outstanding, Revolving Credit Loans in an aggregate amount in excess of the Borrowing Base minus the LC Amount (hereinafter,
                                     -----
     "Borrowing Base Availability"), Lenders having sixty-six and two-thirds percent (66-2/3%) or more of the aggregate Revolving Loan Commitments may in their discretion elect to cause all Lenders having a Revolving Loan Commitment to make, or permit to remain outstanding, such excess Revolving Credit Loans (such Revolving Credit Loans in excess of Borrowing Base Availability being referred to as "Overadvance Revolving Credit Loans"), provided, however, that such Lenders may not cause all Lenders having a
     --------  -------
     Revolving Loan Commitment to make, or permit to remain outstanding, (a) Revolving Credit Loans in excess of the aggregate of all Revolving Loan Commitments minus the LC Amount, or (b) Overadvance Revolving Credit Loans in excess of $5,000,000. If Overadvance Revolving Credit Loans are made, or permitted to remain outstanding, pursuant to the preceding sentence, then
     (a) the Borrowing Base shall be deemed increased by the amount of such permitted Overadvance Revolving Credit Loans, but only for so long as Lenders having sixty-six and two-thirds percent (66-2/3%) or more of the aggregate Revolving Loan Commitment allow such Overadvance Revolving Credit Loans to be outstanding and (b) all Lenders that have committed to make Revolving Credit Loans shall be bound to make, or permit to remain outstanding, such Overadvance Revolving Credit Loans based upon their Revolving Loan Percentages in accordance with the terms of this Agreement. If Overadvance Revolving Credit Loans remain outstanding for more than thirty (30) days during any 180-day period, Revolving Credit Loans must be repaid immediately in an amount sufficient to eliminate all of such Overadvance Revolving Credit Loans.

          1.1.4.  Collateral Protection Loans. Upon the occurrence and during
                  ---------------------------
     the continuance of an Event of Default, Agent, in its sole discretion, may make Revolving Credit Loans, in an aggregate amount not to exceed $5.000,000, if Agent deems that such Revolving Credit Loans are necessary to protect all or any portion of the Collateral (hereinafter, "Collateral Protection Loans"). Each Lender shall be obligated to advance its Revolving Loan Percentage of each Collateral Protection Loan. If Collateral Protection Loans are made pursuant to the preceding sentence, then (a) the Borrowing Base shall be deemed increased by the amount of such permitted Collateral Protection Loans, but only for so long as Agent allows such Collateral Protection Loans to be outstanding, and (b) all Lenders that have committed to make Revolving Credit Loans shall be bound to make, or permit to remain outstanding, such Collateral Protection Loans based upon their Revolving Loan Percentages in accordance with the terms of this Agreement.

     1.2.  Letters of Credit: LC Guaranties.
           --------------------------------

           Agent agrees, for so long as no Default or Event of Default exists and if requested by Borrower, to (i) issue its, or cause to be issued by Bank or another Affiliate of Agent, on the date requested by Borrower, Letters of Credit for the account of Borrower or (ii) execute LC Guaranties by which Bank, or another Affiliate of Lender, on the date requested by

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Borrower, shall guaranty the payment or performance by Borrower of its reimbursement obligations with respect to letters of credit, provided that the
                                                             --------
LC Amount shall not exceed $20,000,000 at any time. No Letter of Credit or LC Guaranty may have an expiration date that is more than one year from the date of issuance thereof, which expiration date may be extended for additional periods of up to one year, subject to the immediately following sentence. No Letter of Credit or LC Guaranty may have an expiration date that is after 30 days prior to the last day of the Term. Notwithstanding anything to the contrary contained herein, Borrower, Agent and Lenders hereby agree that all LC Obligations arising from any Letter of Credit or LC Guaranty issued at a time when there was sufficient Availability for the issuance thereof, and all obligations of Borrower relating thereto, shall be satisfied by the prompt issuance of one or more Revolving Credit Loans that are Base Rate Portions, which Borrower hereby acknowledges are requested and Lenders hereby agree to fund. In the event that Revolving Credit Loans are not, for any reason, promptly made to satisfy all then existing LC Obligations, each Lender hereby agrees to pay to Agent, on demand, an amount equal to such LC Obligations multiplied by such Lender's
                                               ---------- --
Revolving Loan Percentage, and until so paid, such amount shall be secured by the Collateral and shall bear interest and be payable at the same rate and in the same manner as Base Rate Portions. Immediately upon the issuance of a Letter of Credit or an LC Guaranty under this Agreement, each Lender shall be deemed to have irrevocably and unconditionally purchased and received from Agent, without recourse or warranty, an undivided interest and participation therein equal to such LC Obligations multiplied by such Lender's Revolving Loan Percentage.
                    ---------- --

                     SECTION 2. INTEREST, FEES AND CHARGES

     2.1. Interest.
          --------

          2.1.1.  Rates of Interest. Interest shall accrue on the principal
                  -----------------
     amount of the Base Rate Portion outstanding at the end of each day at a fluctuating rate per annum equal to Applicable Margin then in effect plus
                                                                          ----
     the Alternate Base Rate. Said rate of interest shall increase or decrease by an amount equal to any increase or decrease in the Alternate Base Rate, effective as of the opening of business on the day that any such change in the Alternate Base Rate occurs. If Borrower properly exercises its LIBOR Option as provided in Section 2.3, interest shall accrue on the principal amount of the LIBOR Portions outstanding at the end of each day at a rate per annum equal to the Applicable Margin then in effect plus the LIBOR Rate
                                                             ----
     applicable to each LIBOR Portion for the corresponding LIBOR Period.

          2.1.2.  Default Rate of Interest. At the option of Agent or the
                  ------------------------
     Majority Lenders, upon and after the occurrence of an Event of Default, and during the continuation thereof, the principal amount of all Loans shall bear interest at a rate per annum equal to 2.0% plus the interest rate
                                                     ----
     otherwise applicable thereto (the "Default Rate").

          2.1.3.  Maximum Interest. In no event whatsoever shall the aggregate
                  ----------------
     of all amounts deemed interest hereunder and charged or collected pursuant to the terms of this Agreement exceed the highest rate permissible under any law which a court of

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     competent jurisdiction shall, in a final determination, deem applicable hereto (the "Maximum Rate"). If at any time, the amount of interest paid hereunder is limited by the Maximum Rate, and the amount at which interest accrues hereunder is subsequently below the Maximum Rate, the rate at which interest accrues hereunder shall remain at the Maximum Rate, until such time as the aggregate interest paid hereunder equals the amount of interest that would have been paid hereunder had the Maximum Rate not applied. If any provisions of this Agreement are in contravention of any such law, such provisions shall be deemed amended to conform thereto.

     2.2.  Computation of Interest and Fees.
           --------------------------------

     Interest, Letter of Credit and LC Guaranty fees and unused line fees hereunder shall be calculated daily and shall be computed on the actual number of days elapsed over a year of 365/366 days. Notwithstanding the foregoing, LIBOR Portions shall be calculated daily and shall be computed on the actual number of days elapsed over a year of 360 days.

     2.3. LIBOR Option.
          ------------

               (i) Upon the conditions that: (1) Agent shall have received a LIBOR Request from Borrower at least 3 Business Days prior to the first day of the LIBOR Period requested, (2) there shall have occurred no change in applicable law which would make it unlawful for Lenders to obtain deposits of U.S. dollars in the London interbank foreign currency deposits market, (3) as of the date of the LIBOR Request and the first day of the LIBOR Period, there shall exist no Default or Event of Default, (4) Agent is able to determine the LIBOR Rate in respect of the requested LIBOR Period, (5) Agent is able to obtain deposits of U.S. dollars in the London interbank foreign currency deposits market in the applicable amounts and for the requested LIBOR Period, and (6) as of the first date of the LIBOR Period, there are no more than 4 outstanding LIBOR Portions including the LIBOR Portion being requested; then interest on the LIBOR Portion requested during the LIBOR Period requested will be based on the applicable LIBOR Rate. Agent will provide each Lender with a copy of each LIBOR Request received by Agent, promptly following the receipt thereof.

               (ii) Each LIBOR Request shall be irrevocable and binding on Borrower. Borrower shall indemnify each Lender for any loss, penalty or expense incurred by such Lender due to failure on the part of Borrower to fulfill, on or before the date specified in any LIBOR Request, the applicable conditions set forth in this Agreement or due to the prepayment of the applicable LIBOR Portion prior to the last day of the applicable LIBOR Period, including, without limitation, any loss (including loss of anticipated profits) or expense incurred by reason of the liquidation or redeployment of deposits or other funds acquired by any Lender to fund or maintain the requested LIBOR Portion.

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               (iii) If any Legal Requirement shall (1) make it unlawful for any
          Lender to fund through the purchase of U.S. dollar deposits any LIBOR Portion or otherwise give effect to its obligations as contemplated under this Section 2.3, or (2) shall impose on any Lender any costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of any Lender which includes deposits by reference to which the LIBOR Rate is determined as provided herein or a category of extensions of credit or other assets of any Lender which includes any LIBOR Portion or (3) shall impose on any Lender any restrictions (not already taken into account under statutory reserves) on the amount of such a category of liabilities or assets which any Lender may hold, then, in each such case, each affected Lender may (A) in the case of (1) and (3) above, by written notice thereof to Borrowers, describing the Legal Requirement in reasonable detail, terminate such Lender's obligation to make Loans available to Borrowers under the LIBOR Option if necessary in connection therewith and (B) in the case of (2) above by written notice thereof to Borrowers, describing the Legal Requirements in reasonable detail, require Borrowers to pay such Lender such additional amount or amounts as will compensate such Lender for such additional costs which are properly allocable to the applicable LIBOR Portion. Any LIBOR Portion subject thereto shall immediately bear interest thereafter at the rate and in the manner provided for the Base Rate Portion pursuant to subsection 2.1.1. Borrower shall indemnify each Lender against any loss, penalty or expense (excluding lost profits) incurred by such Lender due to liquidation or redeployment of deposits or other funds acquired by such Lender to fund or maintain any LIBOR Portion that is terminated under this paragraph.

     2.4. Closing Fee; Additional Fees.
          ----------------------------

          Borrower shall pay to Agent fees in accordance with the terms of the fee letter between Borrower and Agent.

     2.5. Letter of Credit and LC Guaranty Fees.
          -------------------------------------

     Borrower shall pay to Agent, for the ratable benefit of the Lenders, a per annum fee equal to the Applicable Margin then in effect for LIBOR Portions multiplied by the LC Amount outstanding from time to time during the term of
---------- --
this Agreement, which fees shall be payable monthly in arrears on the first day of each month hereafter, plus all normal and customary charges associated with
                         ----
the issuance of such Letters of Credit and LC Guaranties, which fees and charges shall be deemed fully earned and shall be due and payable upon issuance of each such Letter of Credit or LC Guaranty and shall not be subject to rebate or proration upon the termination of this Agreement for any reason. In addition to the foregoing, Borrower shall pay to Agent, for its own account, fronting fees equal to .125% per annum multiplied by the LC Amount outstanding from time to
                         ---------- --
time during the term of this Agreement, which fronting fees shall be payable monthly in arrears on the first day of each month hereafter.

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     2.6.  Unused Line Fee.
           ----------------

     Borrower shall pay to Agent, for the ratable benefit of the Lenders, a fee equal to 0.50% per annum (which percentage shall be reduced to .375% per annum during all periods in which the Applicable Margin for Base Rate Portions equals 0%) of the average daily amount by which the Total Credit Facility exceeds the sum of the outstanding principal balance of the Revolving Credit Loans plus the
                                                                       ----
LC Amount. The unused line fee shall be payable monthly in arrears on the first day of each month hereafter.

     2.7.  Prepayment Fee.
           --------------

     Borrower shall pay to Agent, for the ratable benefit of the Lenders, a fee in the event that prior to the second anniversary of the Closing Date, Borrower elects to repay the Loans in full and terminate all Revolving Loan Commitments. Such fee shall be payable upon repayment of the Loans and shall be in the amount of $1,000,000 if the Loans are repaid and the Revolving Loan Commitments are terminated on or before the first anniversary of the Closing Date and $500,000 if the Loans are repaid and the Revolving Loan Commitments are terminated after the first anniversary of the Closing Date and on or before the second anniversary of the Closing Date. Notwithstanding the foregoing, no fee will be due and owing under this subsection if Borrower repays the Loans with the proceeds of another secured credit facility following the refusal by Agent and Lenders to provide credit to Borrower on terms substantially similar to those governing such other credit facility.

     2.8.  Capital Adequacy.
           ----------------

     If any Lender shall have determined that the adoption after the date of this Agreement of any law, rule or regulation regarding capital adequacy, or any change after the date of this Agreement therein or in the interpretation or application thereof or compliance by any Lender with any request or directive after the date of this Agreement regarding capital adequacy (whether or not having the force of law) from any central bank or governmental authority, does or shall have the effect of reducing the rate of return on such Lender's capital as a consequence of its obligations hereunder to a level below that which such Lender could have achieved but for such adoption, change or compliance (taking into consideration such Lender's policies with respect to capital adequacy) by an amount deemed by such Lender, in its sole discretion, to be material, then from time to time, after submission by such Lender to Borrower of a written demand therefor, Borrower shall pay to such Lender, within 30 days of such demand, such additional amount or amounts as will compensate such Lender for such reduction. A certificate of such Lender claiming entitlement to payment as set forth above shall be conclusive in the absence of manifest error. Such certificate shall set forth the nature of the occurrence giving rise to such payment, the additional amount or amounts to be paid to such Lender, and the method by which such amounts were determined. In determining such amount, such Lender may use any reasonable averaging and attribution method.

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     2.9.  Audit Fees.
           ----------

     Borrower shall pay to Agent all reasonable out-of-pocket expenses incurred by Agent in connection with audits of the books and records and Properties of Borrower and its Subsidiaries and such other matters as Agent shall deem appropriate in its reasonable credit judgment. Borrower shall pay to Agent a per diem amount (at Agent's standard rates in effect from time to time) for each person conducting the audits referred to in the preceding sentence. Such out-of-pocket expenses and per diem amounts shall be payable on the first day of the month following the date of issuance by Agent of a request for payment thereof to Borrower.

     2.10. Reimbursement of Expenses.
           --------------------------

     If, at any time or times regardless of whether or not an Event of Default then exists, (i) Agent incurs legal or accounting expenses or any other costs or out-of-pocket expenses in connection with (1) the negotiation and preparation of this Agreement or any of the other Loan Documents, any amendment of or modification of this Agreement or any of the other Loan Documents, or any syndication or attempted syndication of the Obligations (including, without limitation, printing and distribution of materials to prospective Lenders and all costs associated with bank meetings, but excluding any closing fees paid to Lenders in connection therewith) or (2) the administration of this Agreement or any of the other Loan Documents and the transactions contemplated hereby and thereby, including, without limitation, actions taken pursuant to subsection 8.1.1; or (ii) Agent or any Lender incurs legal or accounting expenses or any other costs or out-of-pocket expenses in connection with (1) any litigation, contest, dispute, suit, proceeding or action (whether instituted by Agent, any Lender, Borrower or any other Person) relating to the Collateral, this Agreement or any of the other Loan Documents or Borrower's, any of its Subsidiaries' or any Guarantor's affairs; (2) any attempt to enforce any rights of Agent or any Lender against Borrower or any other Person which may be obligated to Agent or any Lender by virtue of this Agreement or any of the other Loan Documents, including, without limitation, the Account Debtors; or (3) any attempt to inspect, verify, protect, preserve, restore, collect, sell, liquidate or otherwise dispose of or realize upon the Collateral; then all such legal and accounting expenses, other costs and out of pocket expenses of Agent or any Lender, as applicable, shall be charged to Borrower; provided, that Borrower
                                                     --------
shall not be responsible for such costs and out-of-pocket expenses to the extent incurred because of the gross negligence or willful misconduct of Agent or any Lender. Borrower shall also reimburse Agent for expenses incurred by Agent in its administration of the Collateral to the extent and in the manner provided in
Section 2.11 hereof.

     2.11. Bank Charges.
           ------------

     Borrower shall pay to Agent any and all fees, costs or expenses which Agent pays to a bank or other similar institution arising out of or in connection with
(i) the forwarding to Borrower or any other Person on behalf of Borrower, by Agent, of proceeds of Loans made to Borrower pursuant to this Agreement and (ii) the depositing for collection by Agent of any check or item of payment received or delivered to Agent on account of the Obligations.

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     2.12. Collateral Protection Expenses; Appraisals.
           ------------------------------------------

     All out-of-pocket expenses incurred in protecting, storing, warehousing, insuring, handling, maintaining and shipping the Collateral, any and all excise, property, sales, and use taxes imposed by any state, federal, or local authority on any of the Collateral or in respect of the sale thereof shall be borne and paid by Borrower. If Borrower fails to promptly pay any portion thereof when due, Agent may, at its option, but shall not be required to, pay the same and charge Borrower therefor. Additionally, from time to time during the continuance of any Event of Default, if Agent determines in its reasonable credit judgment that obtaining appraisals is necessary or desirable, Agent may, at Borrower's expense, obtain appraisals from appraisers (who may be personnel of Agent), stating the then current fair market value of all or any portion of the real estate or personal property of Borrower or any of its Subsidiaries.

     2.13. Payment of Charges.
           ------------------

     All amounts chargeable to Borrower under this Agreement shall be Obligations secured by all of the Collateral, shall be, unless specifically otherwise provided, payable on demand and shall bear interest from the date demand was made or such amount is due, as applicable, until paid in full at the rate applicable to Base Rate Portions from time to time.

     2.14. No Deductions.
           -------------

               (i) Any and all payments or reimbursements made hereunder shall be made free and clear of and without deduction for any and all taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto; excluding, however, the following: taxes imposed on (or measured by) the income of Agent or any Lender or franchise taxes imposed by the jurisdiction under the laws of which Agent or any Lender is organized or doing business or any political subdivision thereof and taxes imposed on (or measured by) its income by the jurisdiction of Agent's or such Lender's applicable lending office or any political subdivision thereof or franchise taxes (all such taxes, levies, imposts, deductions, charges or withholdings and all liabilities with respect thereto excluding such income or franchise taxes, herein "Tax Liabilities"). If Borrower shall be required by law to deduct any such Tax Liabilities from or in respect of any sum payable hereunder to Agent or any Lender, then the sum payable hereunder shall be increased as may be necessary so that, after all required deductions are made, such Lender receives an amount equal to the sum it would have received had no such deductions been made; provided, however, that Borrower shall not be required to
                      --------  -------
           increase any such amounts payable to any Lender with respect to any Tax Liabilities that are attributable to such Lender's failure to comply with the requirements of paragraph (ii) of this Section 2.14.

               (ii) Each Lender or transferee that is not a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States (or any jurisdiction thereof), or any estate or trust that is subject to federal income taxation regardless of the source of its income (a "Non-U.S. Lender") shall deliver to the Borrower and the Agent two copies of either U.S. Internal Revenue Service Form W-8BEN (or successor form) or Form W-8ECI (or successor form) claiming complete or partial exemption from U.S. federal withholding tax on all payments from the Borrower under this Agreement. Such forms shall be delivered by each Non-U.S. Lender on or before the date it becomes a party to this Agreement. In addition, each Non-U.S. Lender agrees to provide to the Borrower and the Agent a new Form W-8BEN or W-8ECI upon the obsolescence or inapplicability of any previously delivered form and comparable statements in accordance with applicable United States laws and regulations and amendments duly executed and completed, and to comply with all applicable United States laws and regulations with regard to such withholding tax exemption.

               (iii) If any Lender or the Agent receives a refund in respect of any amounts paid by the Borrower pursuant to this Section 2.14, which refund in the good faith judgment of such Lender or Agent is allocable to such payment, it shall promptly notify the Borrower of such refund and shall, within 30 days after receipt, repay such refund to the Borrower net of all out-of-pocket expenses of such Lender or the Agent; provided, however, that the Borrower, upon the request of such Lender or the Agent, agrees to repay the amount paid over to the Borrower to such Lender or the Agent in the event such Lender or the Agent is required to repay such refund.

                        SECTION 3. LOAN ADMINISTRATION.

     3.1.  Manner of Borrowing Revolving Credit Loans.
           ------------------------------------------

     Borrowings under the credit facility established pursuant to Section 1 hereof shall be as follows:

           3.1.1. Loan Requests. A request for a Revolving Credit Loan shall be
                  -------------
     made, or shall be deemed to be made, in the following manner: (i) Borrower may give Agent notice of its intention to borrow, in which notice Borrower shall specify the amount of the proposed borrowing and the proposed borrowing date, no later than 11:00 a.m. Chicago, Illinois, time on the proposed borrowing date (or in accordance with Section 2.3 in the case of a request for a LIBOR Portion), provided, however, that no such request may
                                   --------
     be made at a time when there exists a Default or an Event of Default; and
     (ii) the becoming due of any amount required to be paid under this Agreement, whether as interest or for any other Obligation, shall be deemed irrevocably to be a request for a Revolving Credit Loan on the due date in the amount required to pay such interest or other Obligation.

          3.1.2.  Disbursement. Borrower hereby irrevocably authorizes Lender to
                  ------------
     disburse the proceeds of each Revolving Credit Loan requested, or deemed to be requested, pursuant to subsection 3.1.1 as follows: (i) the proceeds of each Revolving Credit Loan requested under subsection 3.1.1(i) shall be disbursed by Agent in lawful money of the United State; of America in immediately available funds, in the case of the initial borrowing, in accordance with the terms of the written disbursement letter from Borrower, and in the case of each subsequent borrowing, by wire transfer to such bank account as may be agreed upon by Borrower and Agent from time to time or elsewhere if pursuant to a written direction from Borrower; and (ii) the proceeds of each Revolving Credit Loan deemed requested under subsection 3.1.1(ii) shall be disbursed by Agent by way of direct payment of the relevant interest or other Obligation.

          3.1.3. Payment by Lenders. Agent shall give to each Lender prompt
                 ------------------
     written notice by facsimile, telex or cable of the receipt by Agent from Borrower of any request for a Revolving Credit Loan, but only if Agent is requiring each Lender to advance its Revolving Loan Percentage thereof prior to the weekly settlement described below. Each such notice shall specify the requested date and amount of such Revolving Credit Loan, whether such Revolving Credit Loan shall be subject to the LIBOR Option, and the amount of each Lender's advance thereunder (in accordance with its applicable Revolving Loan Percentage). Each Lender shall, not later than 3:00 p.m. (Chicago time) on such requested date, wire to a bank designated by Agent the amount of that Lender's Revolving Loan Percentage of the requested Revolving Credit Loan. The failure of any Lender to make the Revolving Credit Loans to be made by it shall not release any other Lender of its obligations hereunder to make its Revolving Credit Loan. Neither Agent nor any other Lender shall be responsible for the failure of any other Lender to make the Revolving Credit Loan to be made by such other Lender. The foregoing notwithstanding, Agent, in its sole discretion, may from its own funds make a Revolving Credit Loan on behalf of any Lender. In such event, the Lender on behalf of whom Agent made the Revolving Credit Loan shall reimburse Agent for the amount of such Revolving Credit Loan made on its behalf, on a weekly (or more frequent, as determined by Agent in its sole discretion) basis. The entire amount of interest attributable to such Revolving Credit Loan for the period from the date on which such Revolving Credit Loan was made by Agent on such Lender's behalf until Agent is reimbursed by such Lender, shall be paid to Agent for its own account.

          3.1.4. Authorization. Borrower hereby irrevocably authorizes Agent to
                 -------------
     advance to Borrower, and to charge to Borrower's Loan Account hereunder as a Revolving Credit Loan, a sum sufficient to pay all interest accrued on the Obligations during the immediately preceding month and to pay all fees, costs and expenses and other Obligations at any time owed by Borrower to Agent or any Lender hereunder.

          3.1.5. Letter of Credit and LC Guaranty Requests. A request for a
                 -----------------------------------------
     Letter of Credit or LC Guaranty shall be made in the following manner:
     Borrower may give Agent and Bank a written notice of its request for the issuance of a Letter of Credit or LC Guaranty, not later than 11:00 a.m. Chicago, Illinois, time, one Business Day before the proposed issuance date thereof, in which notice Borrower shall specify the proposed issuer, issuance date and format and wording for the Letter of Credit or LC Guaranty being requested (which shall be satisfactory to Agent and the Person being asked to issue such Letter of Credit or LC Guaranty); provided, that no such request may be made at a time when there exists a
     --------
     Default or Event of Default. Such request shall be accompanied by an executed application and reimbursement agreement in form and substance satisfactory to Agent and the Person being asked to issue the Letter of Credit or LC Guaranty, as well as any required resolutions.

          3.1.6.  Method of Making Requests. As an accommodation to Borrower,
                  -------------------------
     unless a Default or an Event of Default is then in existence, (i) Agent shall permit telephonic requests for Revolving Credit Loans to Agent, (ii) Agent and Bank may, in their discretion, permit electronic transmittal of requests for Letters of Credit and LC Guaranties to them, and (iii) Agent may, in Agent's discretion, permit electronic transmittal of instructions, authorizations, agreements or reports to Agent. Unless Borrower specifically directs Agent or Bank in writing not to accept or act upon telephonic or electronic communications from Borrower, neither Agent nor Bank shall have any liability to Borrower for any loss or damage suffered by Borrower as a result of Agent's or Bank's honoring of any requests, execution of any instructions, authorizations or agreements or reliance on any reports communicated to it telephonically or electronically and purporting to have been sent to Agent or Bank by an authorized officer of Borrower, and neither Agent nor Bank shall have any duty to verify the origin of any such communication or the authority of the person sending it. Each telephonic request for a Revolving Credit Loan, Letter of Credit or LC Guaranty accepted by Agent and Bank, if applicable, hereunder shall be promptly followed by a written confirmation of such request from Borrower to Lender and Bank, if applicable.

     3.2. Payments.
          --------

          Except where evidenced by notes or other instruments issued or made by Borrower to any Lender and accepted by such Lender specifically containing payment instructions that are in conflict with this Section 3.2 (in which case the conflicting provisions of said notes or other instruments shall govern and control), the Obligations shall be payable as follows:

          3.2.1.  Principal. Principal payable on account of Revolving Credit
                  ---------
     Loans shall be payable by Borrower to Agent for the ratable benefit of Lenders immediately upon the earliest of (i) the receipt by Agent or Borrower of any proceeds of any of the Collateral or other funds (except as otherwise provided herein), to the extent of said proceeds and other funds, subject to Borrower's rights to reborrow such amounts in compliance with subsection 1.1.1 hereof; (ii) the occurrence of an Event of Default in consequence of which Agent or Majority Lenders elect to accelerate the maturity and payment of the Obligations, or (iii) the earlier of the last day of the Term or termination of this Agreement pursuant to Section 4 hereof.

          3.2.2.  Interest.
                  --------

             (i)  Base Rate Portion. Interest accrued on Base Rate Portions
                  -----------------
          shall be due and payable on the earliest of (1) the first calendar day of each month (for the immediately preceding month), computed through the last calendar day of the preceding month, (2) the occurrence of an Event of Default in consequence of which Agent or Majority Lenders elect to accelerate the maturity and payment of the Obligations or (3) the earlier of the last day of the Term or termination of this Agreement pursuant to Section 4 hereof

             (ii) LIBOR Portion. Interest accrued on each LIBOR Portion shall be
                  -------------
          due and payable on each LIBOR Interest Payment Date and on the earlier of (1) the occurrence of an Event of Default in consequence of which Agent or Majority Lenders elect to accelerate the maturity and payment of the Obligations or (2) the earlier of the last day of the Term or termination of this Agreement pursuant to Section 4 hereof

          3.2.3.  Costs, Fees and Charges. Costs. fees and charges payable
                  -----------------------
     pursuant to this Agreement or any of the other Loan Documents shall be payable by Borrower to Agent, as and when provided in Section 2 hereof or to any other Person designated by Agent in writing.

          3.2.4.  Other Obligations. The balance of the Obligations requiring
                  -----------------
     the payment of money, if any, shall be payable by Borrower to Agent for distribution to Lenders, as appropriate, as and when provided in this Agreement, the Other Agreements or the Security Documents, or on demand, whichever is later.

     3.3. Application of Payments and Collections.
          ---------------------------------------

     All items of payment received by Agent by 1:00 p.m., Chicago. Illinois, time, on any Business Day shall be deemed received on that Business Day. All items of payment received after 1:00 p.m., Chicago, Illinois, time, on any Business Day shall be deemed received on the following Business Day. If as the result of collections of Accounts as authorized by subsection 6.2.4 hereof or otherwise (including as a result of receipt of proceeds of business interruption insurance), a credit balance exists in the Loan Account, such credit balance shall not accrue interest in favor of Borrower, but shall be disbursed to Borrower or otherwise at Borrower's direction in the manner set forth in subsection 3.1.2. upon Borrower's request at any time, so long as no Default or Event of Default then exists. Agent may at its option, offset such credit balance against any of the Obligations upon and during the continuance of an Event of Default.

     3.4.  All Loans to Constitute One Obligation.
           --------------------------------------

     The Loans shall constitute one general Obligation of Borrower, and shall be secured by Lender's Lien upon all of the Collateral.

      3.5 Loan Account.
          ------------

     Agent shall enter all Loans as debits to a loan account (the "Loan Account") and shall also record in the Loan Account all payments made by Borrower on any Obligations and all proceeds of Collateral which are finally paid to Agent. and may record therein, in accordance with customary accounting practice, other debits and credits, including interest and all charges and expenses properly chargeable to Borrower pursuant to this Agreement or any other Loan Document.

     3.6. Statements of Account.
          ---------------------

     Agent will account to Borrower monthly with a statement of Loans, charges and payments made pursuant to this Agreement during the immediately preceding month, and such account rendered by Agent shall be deemed final, binding and conclusive upon Borrower absent demonstrable error unless Agent is notified by Borrower in writing to the contrary within 30 days of the date each accounting is received by Borrower. Such notice shall only be deemed an objection to those items specifically objected to therein.

     3.7. Sharing of Payments. Etc.
          ------------------------

     If any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of any Loan made by it in excess of its ratable share of payments on account of Loans made by all Lenders, such Lender shall forthwith purchase from each other Lender such participation in such Loan as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each other Lender; provided,
                                                                   --------
that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lenders the purchase price to the extent of such recovery, together with an amount equal to such Lender's ratable share (according to the proportion of (i) the amount of such Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 3.7 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of Borrower in the amount of such participation. Notwithstanding anything to the contrary contained herein, all purchases and repayments to be made under this Section 3.7 shall be made through Agent.

                        SECTION 4. TERM AND TERMINATION

     4.1. Term of Agreement.
          -----------------

     Subject to the right of Lenders to cease making Loans to Borrower during the continuance of any Default or Event of Default, this Agreement shall be in effect for a period of 4 years from the date hereof, through and including March 31, 2004 (the "Term"), unless terminated as provided in Section 4.2 hereof.

     4.2. Termination.
          -----------

          4.2.1.  Termination by Lenders. Agent may, and at the direction of
                  ----------------------
     Majority Lenders shall, terminate this Agreement upon written notice to the Borrower upon or after the occurrence and during the continuance of an Event of Default.

          4.2.2.  Termination by Borrower. Upon at least 10 days prior written
                  -----------------------
     notice to Agent and Lenders, Borrower may, at its option, terminate this Agreement; provided, however, no such termination shall be effective until
                --------- -------
     Borrower has paid or collateralized to Agent's reasonable satisfaction all of the Obligations in immediately available funds, all Letters of Credit and LC Guaranties have expired, terminated or have been cash collateralized to Agent's reasonable satisfaction and Borrower has complied with subsection 2.7. Any notice of termination given by Borrower shall be irrevocable unless all Lenders otherwise agrees in writing, no Lender shall have any obligation to make any Loans or issue or procure any Letters of Credit or LC Guaranties on or after the termination date stated in such notice. Borrower may elect to terminate this Agreement in its entirety only. No section of this Agreement or type of Loan available hereunder may be terminated singly.

          4.2.3.  Effect of Termination. All of the Obligations shall be
                  ---------------------
     immediately due and payable upon the termination date stated in any notice of termination of this Agreement. All undertakings, agreements, covenants, warranties and representations of Borrower contained in the Loan Documents shall survive any such termination and Agent shall retain its Liens in the Collateral and Agent and each Lender shall retain all of its rights and remedies under the Loan Documents notwithstanding such termination until all Obligations have been discharged or paid, in full, in immediately available funds, including, without limitation, all Obligations under
     Section 2.3(ii) resulting from such termination. Notwithstanding the foregoing or the payment in full of the Obligations, Agent shall not be required to terminate its Liens in the Collateral unless, with respect to any loss or damage Agent may incur as a result of dishonored checks or other items of payment received by Agent from Borrower or any Account Debtor and applied to the Obligations, Agent shall, at its option, (i) have received a written agreement satisfactory to Agent, executed by Borrower and by any Person whose loans or other advances to Borrower are used in whole or in part to satisfy the Obligations, indemnifying Agent and each Lender from any such loss or damage or (ii) have retained cash Collateral for such period of time as Agent, in its reasonable discretion, may deem necessary to protect Agent and each Lender from any such loss or damage.

                         SECTION 5. SECURITY INTERESTS

     5.1.  Security Interest in Collateral.
           -------------------------------

     To secure the prompt payment and performance to Agent and each Lender of the Obligations, Borrower hereby grants to Agent for the benefit of itself and each Lender, a security interest in and to, and a continuing Lien upon, all of the following Property and interests in Property of Borrower, whether now owned or existing or hereafter created, acquired or arising and wheresoever located:

                (i)   Accounts;

                (ii)  Inventory;

                (iii) Equipment located at either of Borrower's facilities in Geismar, Louisiana or Addis, Louisiana;

                (iv) Deposit accounts containing proceeds (as defined in the Code) of any of the foregoing;

                (v)   Proceeds (as defined in the Code) of any of the foregoing;
          and

                (vi) All books and records (including, without limitation, customer lists, credit files, computer programs, print-outs, and other computer materials and records) of Borrower pertaining to any of (i) through (v) above.

     5.2. Lien Perfection: Further Assurances.
          -----------------------------------

     Borrower shall execute such UCC-1 financing statements as are required by the Code and such other instruments, assignments or documents as are necessary to perfect Agent's Lien upon any of the Collateral and shall take such other action as may be required to perfect or to continue the perfection of Agent's Lien upon the Collateral. Unless prohibited by applicable law, Borrower hereby authorizes Agent to execute and file any such financing statement on Borrower's behalf if Borrower fails to promptly do so after written demand by Agent. The parties agree that a carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement and may be filed in any appropriate office in lieu thereof. At Agent's request, Borrower shall also promptly execute or cause to be executed and shall deliver to Agent any and all documents, instruments and agreements deemed necessary by Agent, to give effect to or carry out the terms or intent of the Loan Documents.

     5.3. Lien on Realty.
          --------------

     The due and punctual payment and performance of the Obligations shall also be secured by the Lien created by Mortgages upon all real Property of Borrower described therein. Each Mortgage shall be executed by Borrower in favor of Agent. Each Mortgage shall be duly recorded, at Borrower's expense, in each office where such recording is required to constitute a fully perfected Lien on the real Property covered thereby. Borrower shall deliver to Agent, at Borrower's expense, mortgagee title insurance policies issued by a title insurance company satisfactory to Agent, which policies shall be in form and substance satisfactory to Agent and shall insure a valid first Lien in favor of Agent, for the benefit of itself and the Lenders, on the Property covered by each Mortgage, subject only to those exceptions acceptable to Agent and its counsel. Borrower shall deliver to Agent such other documents, including, without limitation, as-built survey prints of the real Property, as Agent and its counsel may request relating to the real Property subject to the Mortgages.

     5.4. Limitations on Collateral.
          -------------------------

     Exclusive of Accounts, Inventory and proceeds thereof, all other Collateral, including all real Property now or hereafter subject to a Mortgage, shall secure no more than $17,000,000 of Obligations at any time outstanding.

                     SECTION 6. COLLATERAL ADMINISTRATION

     6.1. General.
          -------

          6.1.1.  Location of Collateral. All Collateral, other than Inventory
                  ----------------------
     in transit and motor vehicles, will at all times be kept by Borrower and its Subsidiaries at one or more of business locations set forth in Exhibit
                                                                        -------
     6.1.1 hereto, as updated pursuant to Section 6.3 hereof.
     -----

          6.1.2.  Insurance of Collateral. Borrower shall maintain and pay for
                  -----------------------
     insurance upon all Collateral wherever located and with respect to the business of Borrower and each of its Subsidiaries, covering casualty, hazard, public liability and such other risks in such amounts and with such insurance companies as are reasonably satisfactory to Agent. Borrower shall deliver certified copies of such policies to Agent as promptly as practicable, with satisfactory lender's loss payable endorsements, naming Agent as a loss payee, assignee or additional insured, as appropriate, as its interest may appear, and showing only such other loss payees, assignees and additional insureds as are satisfactory to Agent. Each policy of insurance or endorsement shall contain a clause requiring the insurer to give not less than 10 days' prior written notice to Agent in the event of cancellation of the policy for nonpayment of premium and not less than 30 days' prior written notice to Agent in the event of cancellation of the policy for any other reason whatsoever and a clause specifying that the interest of Agent shall not be impaired or invalidated by any act or neglect of Borrower, any of its Subsidiaries or the owner of the Property or by the occupation of the premises for purposes more hazardous than are permitted by said policy. Borrower agrees to deliver to Agent, promptly as rendered, true copies of all reports made in any reporting forms to insurance companies. All proceeds of business interruption insurance (if any) of Borrower and its Subsidiaries shall be remitted to Agent for application to the outstanding balance of the Revolving Credit Loans.

          Unless Borrower provides Agent with evidence of the insurance coverage required by this Agreement, Agent may purchase insurance at Borrower's expense to protect Agent's interests in the Properties of Borrower and its Subsidiaries. This insurance may, but need not, protect the interests of Borrower and its Subsidiaries. The coverage that Agent purchases may not pay any claim that Borrower or any Subsidiary makes or any claim that is made against Borrower or any such Subsidiary in connection with said Property. Borrower may later cancel any insurance purchased by Agent, but only after providing Agent with evidence that Borrower and its Subsidiaries have obtained insurance as required by this Agreement. If Agent purchases insurance,

     Borrower will be responsible for the costs of that insurance, including interest and any other charges Agent may impose in connection with the placement of insurance, until the effective date of the cancellation or expiration of the insurance. The costs of the insurance may be added to the Obligations. The costs of the insurance may be more than the cost of insurance that Borrower and its Subsidiaries may be able to obtain on their own.


          6.1.3. Protection of Collateral.  Lender shall not be liable or
                 ------------------------
     responsible in any way for the safekeeping of any of the Collateral or for any loss or damage thereto (except for reasonable care in the custody thereof while any Collateral is in Agent's or any Lender's actual possession) or for any diminution in the value thereof, or for any act or default of any warehouseman, carrier, forwarding agency, or other person whomsoever, but the same shall be at Borrower's sole risk.

     6.2. Administration of Accounts.
          --------------------------

          6.2.1. Records, Schedules and Assignments of Accounts. Borrower shall
                 ----------------------------------------------
     keep accurate and complete records of its Accounts and all payments and collections thereon and shall submit to Agent on such periodic basis as Agent shall request a sales and collections report for the preceding period, in form consistent with the reports currently prepared by Borrower with respect to such information. At least once each month, but subject to subsection 8.1.4, from and after the date hereof, Borrower shall deliver to Agent a detailed aged trial balance of all Accounts existing as of the last day of the preceding month, and upon Agent's request therefor, copies of proof of delivery and the original copy of all documents, including, without limitation, repayment histories and present status reports relating to the Accounts so scheduled and such other matters and information relating to the status of then existing Accounts as Agent shall reasonably request. Accompanying each aged trial balance hereunder shall be a reconciliation of Accounts to Borrower's general ledger, a detailed calculation of non-Eligible Accounts and copies of all customer reduction reports.

          6.2.2. Taxes. If an Account includes a charge for any tax payable to
                 -----
     any governmental taxing authority, Agent is authorized, in its sole discretion, to pay the amount thereof to the proper taxing authority for the account of Borrower and to charge Borrower therefor, except for taxes that (i) are being actively contested in good faith and by appropriate proceedings and with respect to which Borrower maintains reasonable reserves on its books therefor and (ii) would not reasonably be expected to result in any Lien other than a Permitted Lien. In no event shall Agent or any Lender be liable for any taxes to any governmental taxing authority that may be due by Borrower.

          6.2.3. Account Verification. Any of Agent's officers, employees or
                 --------------------
     agents shall have the right, at any time or times hereafter, in the name of Agent, any designee of Agent or Borrower, to verify the validity, amount or any other matter relating to any Accounts by mail, telephone, telegraph or otherwise; provided, that unless a
                --------

     Default or an Event of Default is then in existence, prior to conducting each set of verifications, Agent shall generally consult with Borrower about the verification process. Borrower shall cooperate fully with Agent in an effort to facilitate and promptly conclude any such verification process.

          6.2.4.  Maintenance of Dominion Account. At all times after the 60th
                  -------------------------------
     day following the Closing Date, Borrower shall maintain a Dominion Account or accounts pursuant to lockbox and blocked account arrangements acceptable to Agent with such banks as may be selected by Borrower and be acceptable to Agent (it being agreed by Agent that any Lender will be acceptable). Borrower shall issue to and such banks an irrevocable letter of instruction directing such banks to deposit all payments or other remittances received in the lockbox and blocked accounts to the Dominion Account for application on account of the Obligations. All funds deposited in any Dominion Account shall immediately become the property of Agent, for the ratable benefit of Lenders, and Borrower shall obtain the agreement by such banks in favor of Agent to waive any offset rights against the funds so deposited. Agent assumes no responsibility for such lockbox and blocked account arrangements, including, without limitation, any claim of accord and satisfaction or release with respect to deposits accepted by any bank thereunder.

          6.2.5.  Collection of Accounts, Proceeds of Collateral. To expedite
                  ----------------------------------------------
     collection, Borrower shall endeavor in the first instance to make collection of their Accounts for Agent. All remittances received by Borrower on account of Accounts, together with the proceeds of any other Collateral, shall be held as Agent's property, for its benefit and the benefit of Lenders, by Borrower as trustee of an express trust for Agent's benefit and Borrower shall immediately deposit same in kind in the Dominion Account. Agent retains the right at all times after the occurrence and during the continuance of an Event of Default to notify Account Debtors that Accounts have been assigned to Agent and to collect Accounts directly in its own name and to charge the collection costs and expenses, including reasonable attorneys' fees, to Borrower.

     6.3. Records and Reports of Inventory.
          --------------------------------

     Borrower shall keep records of its Inventory which records shall be complete and accurate in all material respects. Borrower shall furnish to Agent Inventory reports at such times as Lender may request, but at least once each month, which reports will be in such format and detail as Agent shall request and shall include a current list of all Inventory by location (it being understood that each Borrower-owned facility, each warehouse, each terminal and each consignee of Inventory is a separate location), and major product type, substantially in the form of Exhibit 6.3. Such reports will also show, for each major product type, standard costs, lower of cost or market adjustments and total extended values. Borrower shall conduct a physical inventory no less frequently than annually and shall provide to Agent a report based on each such physical inventory promptly thereafter, together with such supporting information as Agent shall reasonably request.

     6.4. Administration of Equipment.
          ---------------------------

          6.4.1.  Records of Equipment. Promptly after the reasonable request
                  --------------------
     therefor by Agent, Borrower shall deliver to Agent any and all evidence of ownership, if any, of any of the Equipment and copies of all of Borrower's records of its Equipment.

          6.4.2.  Proceeds of Dispositions. All proceeds of any sale, lease or
                  ------------------------
     other disposition of Property pursuant to subsection 8.2.9 shall be remitted to Agent for application to the Loans, provided, that proceeds of
                                                     --------
     Equipment or other fixed assets may be used to acquire replacement Equipment or other fixed assets which are useful in the business of Borrower or one of its Subsidiaries, provided that the replacement
                                          --------
     Equipment or other fixed assets shall be acquired within 180 days after any disposition of the Equipment or other fixed assets that are to be replaced and the replacement Equipment or other fixed assets shall be free and clear of Liens other than Permitted Liens that are Purchase Money Liens.

           SECTION 7. REPRESENTATIONS AND WARRANTIES

     7.1.  General Representations and Warranties.
           --------------------------------------

     To induce Agent and each Lender to enter into this Agreement and to make advances hereunder, Borrower warrants, represents and covenants to Agent and each Lender that:

          7.1.1.  Organization and Qualification. Borrower is a limited
                  ------------------------------
     partnership duly organized, validly existing and in good standing under the laws of the State of Delaware. Each of Borrower's Subsidiaries is a corporation, limited partnership or limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization. Each of Borrower and each of its Subsidiaries is duly qualified and is authorized to do business and is in good standing as a foreign limited liability company, limited partnership or corporation, as applicable, in each state or jurisdiction listed on Exhibit 7.1.1 hereto and in all other states or jurisdictions in
               -------------
     which the failure of Borrower or any of its Subsidiaries to be so qualified would reasonably be expected to have a Material Adverse Effect.

          7.1.2.  Power and Authority. Borrower and each of its Subsidiaries is
                  -------------------
     duly authorized and empowered to enter into, execute, deliver and perform this Agreement and each of the other Loan Documents to which it is a party. The execution, delivery and performance of this Agreement and each of the other Loan Documents have been duly authorized by all necessary corporate or other relevant action and do not and will not (i) require any consent or approval of the limited partner of Borrower or any of the shareholders, partners or members, as the case may be, of any Subsidiary of Borrower other than any consent or approval which has been obtained; (ii) contravene Borrower's or any of its Subsidiaries' charter, articles or certificate of incorporation, partnership agreement, certificate of formation, by-laws, limited liability agreement, operating agreement or other organizational documents (as the case may be); (iii) violate, or cause Borrower or any of its Subsidiaries to be in default under, any provision of any material law, rule, regulation, order, writ, judgment, injunction, decree, determination or award in effect having applicability to Borrower or any of its Subsidiaries; (iv) result in a breach of or constitute a default under any material indenture, loan or credit agreement or any other agreement, lease or instrument to which Borrower or any of its Subsidiaries is a party or by which it or its Properties may be bound or affected; or (v) result in, or require, the creation or imposition of any Lien (other than Permitted Liens) upon or with respect to any of the Properties now owned or hereafter acquired by Borrower or any of its Subsidiaries.

          7.1.3. Legally Enforceable Agreement. This Agreement is, and each of
                 -----------------------------
     the other Loan Documents when delivered under this Agreement will be, a legal, valid and binding obligation of each of Borrower and each of its Subsidiaries party thereto, enforceable against it in accordance with its respective terms, except as limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally, and by general principles of equity.

          7.1.4. Capital Structure. Exhibit 7.1.4 hereto states, as of the date
                 -----------------  -------------
     hereof, (i) the correct name of each of the Subsidiaries of Borrower, its jurisdiction of incorporation or organization and the percentage of its Voting Stock owned by Borrower, (ii) the name of each of Borrower's and each of its Subsidiaries' corporate or joint venture relationships and the nature of the relationship, (iii) the number, nature and holder of all outstanding Securities of Borrower and the holder of Securities of each Subsidiary of Borrower and (iv) the number of issued and treasury Securities of Borrower. Borrower has good title to all of the Securities it purports to own of each of such Subsidiaries, free and clear in each case of any Lien other than Permitted Liens. All such Securities have been duly issued and are fully paid and non-assessable. As of the date hereof, there are no outstanding options to purchase, or any rights or warrants to subscribe for, or any commitments or agreements to issue or sell any Securities or obligations convertible into, or any powers of attorney relating to any Securities, of Borrower or any of its Subsidiaries. Except as set forth on Exhibit 7.1.4, as of the date hereof, there are no material
                     -------------
     outstanding agreements or instruments binding upon any of Borrower's or any of its Subsidiaries' partners, members or shareholders, as the case may be, relating to the ownership of its Securities.

          7.1 .5. Names. Neither Borrower nor any of its Subsidiaries has been
                  -----
     known as or has used any legal, fictitious or trade names except those listed on Exhibit 7.1.5 hereto. Except as set forth on Exhibit 7.1.5,
               -------------                                -------------
     neither Borrower nor any of its Subsidiaries has been the surviving entity of a merger or consolidation or has acquired all or substantially all of the assets of any Person.

          7.1.6. Business Locations: Agent for Process. Each of Borrower's and
                 -------------------------------------
     each of its Subsidiary's chief executive office and other places of business as of the date hereof are as listed on Exhibit 6.l.l hereto as
                                                     -------------
     updated from time to time by Borrower. During the preceding one-year period, neither Borrower nor any of its Subsidiaries has had an office or place of business other than as listed on Exhibit
                                                                    -------
     6.1.1. All tangible Collateral is and will at all times be kept by Borrower
     -----
     and its Subsidiaries in accordance with subsection 6.1.1. Except as shown on Exhibit 6.1.1, as of the date hereof, no Inventory is stored with a
        -------------
     bailee, distributor, warehouseman or similar party, nor is any Inventor consigned to any Person.

          7.1.7. Title to Properties; Priority of Liens. Insofar as is necessary
                 --------------------------------------
     for Borrower or any of its Subsidiaries to operate their respective business, Borrower and each of its Subsidiaries has good, indefeasible and marketable title to and fee simple ownership of, or valid and subsisting leasehold interests in, all of its real Property, and good title to all of the Collateral and all of its other Property, in each case, free and clear of all Liens except Permitted Liens. All Accounts, all Inventory and to the knowledge of Borrower all other Property (exclusive of Property having an aggregate value of up to $250,000) used or useful in the business of Borrower is owned by Borrower, rather than BCPM. Each of Borrower and each of its Subsidiaries has paid or discharged all lawful claims which, if unpaid, might become a Lien against any of Borrower's or such Subsidiary's Properties that is not a Permitted Lien. The Liens granted to Agent under
     Section 5 hereof are first priority Liens, subject only to Permitted Liens.

          7.1.8. Intentionally Omitted.
                 ---------------------

          7.1.9. Equipment.  The Equipment of Borrower and the equipment of its
                 ---------
     Subsidiaries is in good operating condition and repair, and all necessary replacements of and repairs thereto shall be made so that the operating efficiency thereof shall be maintained and preserved, reasonable wear and tear excepted.

          7.1.10. Financial Statement Fiscal Year. The Consolidated balance
                  -------------------------------
     sheets of Limited Partner, its Subsidiaries (including the accounts of all Subsidiaries of Borrower and their respective Subsidiaries for the respective periods during which a Subsidiary relationship existed) as of December 31, 1999, and the related statements of income for the periods ended on such dates, except for the absence of footnote disclosures and normal year-end adjustments, have been prepared in accordance with GAAP, and present fairly in all material respects the financial positions of Limited Partner and such Persons, taken as a whole, at such dates and the results of Limited Partner's and such Persons' operations, taken as a whole, for such periods. As of the date hereof, since December 31, 1999, there has been no material adverse change in the financial position of Limited Partner and such other Persons, taken as a whole, as reflected in the Consolidated balance sheet as of such date. As of the date hereof, the fiscal year of Limited Partner and each of its Subsidiaries ends on December 31 of each year.

          7.1.11. Full Disclosure. The financial statements referred to in
                  ---------------
     subsection 7.1.10 hereof do not, nor does this Agreement or any other written statement of Borrower to Agent or any Lender, taken as a whole, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein or herein not misleading. There is no fact which Borrower has failed to disclose to Agent or any Lender in writing which would reasonably be expected to have a Material Adverse Effect.

          7.1.12. Solvent Financial Condition. Each of Borrower and each of its
                  ---------------------------
     Subsidiaries, is now and, after giving effect to the initial Loans to be made and the initial Letters of Credit and LC Guaranties to be issued hereunder and all related transactions, will be, Solvent.

          7.1.13. Surety Obligations. Except as set forth on Exhibit 7.1.13, as
                  ------------------                         --------------
     of the date hereof, neither Borrower nor any of its Subsidiaries is obligated as surety or indemnitor under any surety or similar bond or other contract issued or entered into to assure payment, performance or completion of performance of any undertaking or obligation of any Person.

          7.1.14. Taxes. Borrower's federal tax identification number is
                  -----
     31-126-5500. The federal tax identification number of each Subsidiary of Borrower is shown on Exhibit 7.1.14 hereto. Borrower and each of its
                          --------------
     Subsidiaries has filed all federal, state and material local tax returns and other reports relating to taxes it is required by 1aws to file, and has paid, or made provision for the payment of, all taxes, assessments, fees, levies and other governmental charges upon it, its income and Properties as and when such taxes, assessments, fees, levies and charges are due and payable, unless and to the extent any thereof are being actively contested in good faith and by appropriate proceedings and Borrower and each of its Subsidiaries maintains reasonable reserves on its books therefor. The provision for taxes on the books of Borrower and its Subsidiaries is adequate for all years not closed by applicable statutes, and for the current fiscal year.

          7.1.15. Brokers. Except as shown on Exhibit 7.1.15 hereto, there are
                  -------                     --------------
     no claims for brokerage commissions, finder's fees or investment banking fees in connection with the transactions contemplated by this Agreement.

          7.1.16. Patents, Trademarks, Copyrights and Licenses. Borrower and
                  --------------------------------------------
     each of its Subsidiaries owns, possesses or licenses or has the right to use all material patents, trademarks, service marks, trade names, copyrights, licenses and other Intellectual Property necessary for the present and planned future conduct of its business without any known conflict with the rights of others. All such federally registered patents, trademarks, service marks, tradenames, copyrights, licenses, and Intellectual Property are listed on Exhibit 7.1.16 hereto. No claim has
                                         --------------
     been asserted to Borrower or any of its Subsidiaries which is currently pending that their use of their Intellectual Property or the conduct of their business does or may infringe in any material respect upon the Intellectual Property rights of any third party. Except as set forth on
     Exhibit 7.1.16, each of Borrower's and each of its Subsidiaries' material
     --------------
     license agreements and similar arrangements relating to its Inventory would permit the continued use by Borrower or such Subsidiary, or Agent or its assignee, of such license agreement or such similar arrangement and the right to sell Inventory subject to such license agreement for a period of no less than 12 months after a default or breach of such agreement or arrangement. The consummation and performance of the transactions and actions contemplated by this Agreement and the other Loan Documents, including without limitation, the exercise by Agent of any of its rights or remedies under Section 10, will not result in the termination or impairment of any of Borrower's or any of its Subsidiaries' ownership or rights relating to its material Intellectual Property. Except as listed on Exhibit 7.1.16, (a) neither Borrower nor any
                                   --------------
     of its Subsidiaries is in breach of, or default under, any term of any material license or sublicense with respect to any of its Intellectual Property and (b) to the knowledge of Borrower, no other party to such material license or sublicense is in breach thereof or default thereunder, and such license is valid and enforceable.

          7.1.17. Governmental Consents. Borrower and each of its Subsidiaries
                  ---------------------
     has, and is in good standing with respect to, all material governmental consents, approvals, licenses, authorizations, permits, certificates, inspections and franchises necessary to continue to conduct its business as heretofore or proposed to be conducted by it and to own or lease and operate its Properties as now owned or leased by it.

          7.1.18. Compliance with Laws. Borrower and each of its Subsidiaries
                  --------------------
     has duly complied in all material respects with, and its Properties, business operations and leaseholds are in compliance in all material respects with, the provisions of all federal, state and local laws, rules and regulations applicable to Borrower or such Subsidiary, as applicable, its Properties or the conduct of its business, and there have been no citations, notices or orders of noncompliance issued to Borrower or any of its Subsidiaries under any such material law, rule or regulation. Borrower and each of its Subsidiaries has established and maintains an adequate monitoring system to insure that it remains in compliance in all material respects with all federal, state and local rules, laws and regulations applicable to it. No lnventory has been produced in violation of the Fair Labor Standards Act (29 U.S.C. (S)201 et seq.), as amended.
                                           -- ---

          7.1.19. Restrictions. Neither Borrower nor any of its Subsidiaries is
                  ------------
     a party or subject to any contract or agreement which restricts its right or ability to incur Indebtedness hereunder, other than as set forth on
     Exhibit 7.1.19 hereto, none of which prohibit the execution of or
     --------------
     compliance with this Agreement or the other Loan Documents by Borrower or any of its Subsidiaries, as applicable.

          7.1.20. Litigation. On the date hereof except as set forth on Exhibit
                  ----------                                            -------
     7.1.20 hereto there are no material actions, suits, proceedings or
     ------
     investigations pending, or to the knowledge of Borrower, threatened, against or involving Borrower or any of its Subsidiaries, or the business, operations, Properties, prospects, profits or condition of Borrower or any of its Subsidiaries. None of the items set forth on Exhibit 7.1.20 hereto
                                                         --------------
     could reasonably be expected to result in a Material Adverse Effect. Neither Borrower nor any of its Subsidiaries is in default with respect to any material order, writ, injunction, judgment, decree or rule of any court, governmental authority or arbitration board or tribunal.

          7.1.21. No Defaults. No event has occurred and no condition exists
                  -----------
     which would, upon or after the execution and delivery of this Agreement or Borrower's performance hereunder, constitute a Default or an Event of Default.

          7.1.22. Leases. Exhibit 7.1.22 hereto is a complete listing of all
                  ------- --------------
     capitalized and operating personal property leases of Borrower and its Subsidiaries (other than those pertaining to rail cars) and all real property leases of Borrower and its Subsidiaries, in each case requiring the payment of in excess of $100,000 during any 12-month period. Borrower and each of its Subsidiaries is in full compliance with all of the terms of each of its respective material capitalized and operating leases.

          7.1.23. Pension Plans. Except as disclosed on Exhibit 7.1.23 hereto,
                  -------------                         --------------
     neither BCPM, Borrower nor any of its Subsidiaries has any Plan. BCPM, Borrower and each of its Subsidiaries is in material compliance with the requirements of ERISA and the regulations promulgated thereunder with respect to each Plan. No fact or situation that would reasonably be expected to result in a material adverse change in the financial condition of BCPM, Borrower and its Subsidiaries exists in connection with any Plan. Neither BCPM, Borrower nor any of its Subsidiaries has any material withdrawal liability in connection with a Multiemployer Plan.

          7.1.24. Trade Relations. Except as set forth on Exhibit 7.1.24, there
                  ---------------                         --------------
     exists no actual or, to Borrower's knowledge, threatened termination, cancellation or limitation of, or any modification or change in, the business relationship between Borrower or any of its Subsidiaries and any customer or any group of customers whose purchases individually or in the aggregate are material to the business of Borrower and its Subsidiaries, or with any material supplier, and there exists no present condition or state of facts or circumstances which, in any such case, would prevent Borrower or any of its Subsidiaries from conducting such business after the consummation of the transaction contemplated by this Agreement in substantially the same manner in which it has heretofore been conducted.

          7.1.25. Labor Relations. Except as described on Exhibit 7.1.25 hereto,
                  ---------------                         --------------
     as of the date hereof, neither Borrower nor any of its Subsidiaries is a party to any collective bargaining agreement. There are no material grievances, disputes or controversies with any union or any other organization of Borrower's or any of its Subsidiaries' employees, or threats of strikes, work stoppages or any asserted pending demands for collective bargaining by any union or organization.

          7.1.26. Environmental Matter. Borrower is entitled to reimbursement
                  --------------------
     from Borden, Inc., pursuant to that certain Environmental Indemnity Agreement dated as of November 30, 1987 between Borrower and Borden, Inc., for any and all fees, costs and expenses associated with testing that may be required and soil and groundwater clean-up and remediation that may be required, in each case pursuant to the March 1998 Consent Decree between the United States Department of Justice and Borrower.

     7.2  Continuous Nature of Representations and Warranties.
          ---------------------------------------------------

     Each representation and warranty contained in this Agreement and the other Loan Documents shall be continuous in nature and shall remain accurate, complete and not misleading at all times during the term of this Agreement, except to the extent stated to be made as of a specific date and except for changes in the nature of a Borrower's or a Borrower's Subsidiaries' business or operations that would render the information in any exhibit attached hereto or to any other Loan Document either inaccurate, incomplete or misleading, so long as Majority Lenders have consented to such changes or such changes are expressly permitted by this Agreement.

     7.3. Survival of Representations and Warranties.
          ------------------------------------------

     All representations and warranties of Borrower contained in this Agreement or any of the other Loan Documents shall survive the execution, delivery and acceptance thereof by Agent and each Lender and the parties thereto and the closing of the transactions described therein or related thereto.

                 SECTION 8. COVENANTS AND CONTINUING AGREEMENTS

     8.1. Affirmative Covenants.
          ---------------------

     During the term of this Agreement, and thereafter for so long as there are any Obligations outstanding, Borrower covenants that, unless otherwise consented to by Majority Lenders, in writing, it shall:

          8.1.1.  Visits and Inspections: Lender Meeting. Permit representatives
                  --------------------------------------
     of Agent, from time to time, as often as may be reasonably requested, but only during normal business hours, to visit and inspect the Properties of Borrower and each of its Subsidiaries, inspect, audit and make extracts from its books and records, and discuss with its officers, its employees and its independent accountants, Borrower's and each of its Subsidiaries' business, assets, liabilities, financial condition, business prospects and results of operations. Agent, if no Default or Event of Default then exists, shall give Borrower reasonable prior notice of any such inspection or audit (and any audit under Section 2.9 above) and shall reasonably coordinate the visit of the representatives with Agent. Without limiting the foregoing, Borrower will participate and will cause its key management personnel to participate in a meeting with Agent and Lenders once during each year (except that during the continuation of an Event of Default such meetings may be held more frequently as requested by Agent or Majority Lenders), which meeting shall be held at such time and such place as may be reasonably requested by Agent.

          8.1.2.  Notices. Promptly notify Agent in writing of the occurrence of
                  -------
     any event or the existence of any fact which renders any representation or warranty in this Agreement or any of the other Loan Documents inaccurate, incomplete or misleading in any material respect as of the date made or remade. In addition, Borrower agrees to provide Agent with (i) 10 Business Days' prior written notice of (1) any change in the legal name of Borrower or any of its Subsidiaries, (2) the adoption by Borrower or any of its Subsidiaries of any new fictitious name or tradename and (3) any change in the chief executive office of Borrower or any of its Subsidiaries, and (ii) prompt written notice of any change in the information disclosed in any Exhibit hereto, in each ease after giving effect to the materiality limits and Material Adverse Effect qualifications contained therein.

     8.1.3. Financial Statements. Keep, and cause each of its Subsidiaries to
            --------------------
keep, adequate records and books of account with respect to its business activities in which proper entries are made in accordance with customary accounting practices reflecting all its financial transactions; and cause to be prepared and furnished to Agent and each Lender, the following, all to be prepared in accordance with GAAP applied on a consistent basis, unless Borrower's certified public accountants concur in any change therein and such change is disclosed to Agent and is consistent with GAAP:

          (i) not later than 90 days after the close of each fiscal year of Borrower, unqualified (except for a qualification for a change in accounting principles with which the accountant concurs) audited financial statements of Limited Partner and its Subsidiaries as of the end of such year, on a Consolidated basis, certified by a firm of independent certified public accountants of recognized standing selected by Borrower but acceptable to Agent and, within a reasonable time thereafter a copy of any management letter issued in connection therewith;

          (ii) not later than 30 days after the end of each month hereafter, including the last month of Borrower's fiscal year, unaudited interim financial statements of Borrower and its Subsidiaries as of the end of such month and of the portion of the fiscal year then elapsed, on a Consolidated and consolidating basis, certified by the principal financial officer of Borrower as prepared in accordance with GAAP and fairly presenting in all material respects the financial position and results of operations of Borrower and its Subsidiaries for such month and period subject only to changes from audit and year-end adjustments and except that such statements need not contain notes:

          (iii) together with each delivery of financial statements pursuant to clauses (i) and (ii) of this subsection 8.1.3, a management report (1) setting forth in comparative form the corresponding figures for the corresponding periods of the previous fiscal year and the corresponding figures from the most recent Projections for the current fiscal year delivered pursuant to subsection 8.1.7 and (2) setting forth (but only in the case of management reports submitted together with financial statements delivered as of the end of each calendar quarter), in reasonable detail, a calculation of the "Consolidated Net Tangible Assets" (as defined in the Indenture referred to in Exhibit 8.2.3). The information above shall be
                                      -----
     presented in reasonable detail and shall be certified by the chief financial officer of Borrower to the effect that such information fairly presents in all material respects the results of operation and financial condition of Borrower and its Subsidiaries as at the dates and for the periods indicated;

          (iv) promptly after the sending or filing thereof, as the case may be, copies of any proxy statements or financial statements which Borrower or Limited Partner has made available to its Securities holders and copies of any regular, periodic and special reports or registration statements which Limited Partner, Borrower or any of its Subsidiaries files with the Securities and Exchange Commission or any governmental authority which may be substituted therefor, or any national securities exchange;

          (v) upon request of Agent, copies of any annual report to be filed with ERISA in connection with each Plan; and

          (vi) such other data and information (financial and otherwise) as Agent or any Lender, from time to time, may reasonably request, bearing upon or related to the Collateral or Borrower's or any of its Subsidiaries' financial condition or results of operations.

          Concurrently with the delivery of the financial statements described in paragraph (i) of this subsection 8.1.3, Borrower shall forward to Agent (and Agent shall forward to each Lender) a copy of the accountants' letter to Borrower's management that is prepared in connection with such financial statements. Concurrently with the delivery of the financial statements described in paragraph (i) and (ii) (but solely for the last month of each fiscal quarter of Borrower) of this subsection 8.1.3, or more frequently if reasonably requested by Agent, Borrower shall cause to be prepared and furnished to Agent (and Agent shall forward to each Lender) a Compliance Certificate in the form of
Exhibit 8.1.3 hereto executed by the Chief Financial Officer of Borrower.
-------------

     8.1.4.  Borrowing Base Certificates. On or before the 20th day of each
             ---------------------------
month from and after the date hereof (the 25th day of each month until June of 2000), Borrower shall deliver to Agent, in form acceptable to Agent, a borrowing base certificate relating to Eligible Accounts and Eligible Inventory as of the last day of the immediately preceding month, with such supporting materials as Agent shall reasonably request. If Borrower deems it advisable, Borrower shall execute and deliver to Agent borrowing base certificates more frequently than monthly. If average Availability, calculated on a daily basis for the preceding thirty days, is less than $20,000,000, Borrower shall deliver the borrowing base certificates referred to in this subsection on a weekly basis, prepared as of the last day of the immediately preceding week. If, at any time, Borrower is required, pursuant to the provisions of the immediately preceding sentence to deliver borrowing base certificates on a weekly basis, Borrower shall (unless otherwise consented to by Agent) continue to deliver borrowing base certificates on a weekly basis for at least two months, even if at any time during such two-month period, average Availability, calculated in the manner and for the period set forth in the immediately preceding sentence equals or exceeds $20,000,000. Each Borrowing Base Certificate delivered hereunder shall be accompanied by a detailed listing of all non-Eligible Accounts as of the date on which the Borrowing Base Certificate has been prepared.

          8.1.5. Landlord, Processor and Storage Agreements. To the extent
                 ------------------------------------------
     requested by the Agent, provide Agent with copies of all agreements between Borrower or any of its Subsidiaries and any landlord, processor, distributor, warehouseman or consignee which owns any premises at which any Collateral may, from time to time, be kept.

          8.1.6. Guarantor Financial Statements. Deliver or cause to be
                 ------------------------------
     delivered to Agent financial statements, if any, for each Guarantor (to the extent not consolidated with the financial statements delivered to Agent under subsection 8.1.3) in form and substance satisfactory to Agent at such intervals and covering such time periods as Agent may request.

          8.1.7. Projections. No later than 30 days after the end of each
                 -----------
     fiscal year of Borrower, deliver to Agent Projections of Borrower and each of its Subsidiaries for the forthcoming fiscal year, month by month.

          8.1.8. Subsidiaries. Each Subsidiary of Borrower, whether now or
                 ------------
     hereafter in existence, shall promptly upon Agent's request, execute and deliver to Agent a Guaranty Agreement and a security agreement pursuant to which such Subsidiary guaranties the payment of all Obligations and grants to Agent a first priority Lien (subject only to Permitted Liens) on all of its Properties of the types described in subsection 5.1.

     8.2.  Negative Covenants.
           ------------------

     During the Term, and thereafter for so long as there are any Obligations outstanding, Borrower covenants that, unless otherwise consented to by Majority Lenders, in writing, it shall not:

           8.2.1. Mergers: Consolidations; Acquisitions. Merge or consolidate,
                  -------------------------------------
     or permit any Subsidiary of Borrower to merge or consolidate, with any Person; or acquire, or permit any of their respective Subsidiaries to acquire, all or any substantial part of the Properties constituting a business unit of any Person, except for:

                  (i) mergers of any Subsidiary of Borrower into Borrower or another Subsidiary of Borrower; and

                  (ii) acquisitions of assets consisting of fixed assets or real property that constitute Capital Expenditures permitted under subsection 8.2.8;

provided, that during each fiscal year Borrower may make acquisitions for which
--------
the aggregate total consideration expended or incurred, when added to the aggregate amounts expended or incurred during such fiscal year pursuant to subsection 8.2.8, the first proviso of subsection 8.2.11 and the first proviso of subsection 8.2.12, do not exceed the maximum amount of Capital Expenditures permitted under subsection 8.2.8 for such fiscal year, provided further.
                                                       -------- -------
Borrower may make additional acquisitions for which the aggregate total consideration expended or incurred, when added to the aggregate amounts expended or incurred pursuant to the second proviso of subsection 8.2.11 and the second proviso of subsection 8.2.12, do not exceed $15,000,000 during the term of this Agreement, but such additional acquisitions may be consummated only if immediately after giving effect thereto, Availability will exceed $35,000,000, or, in the alternative. Borrower may make additional acquisitions for which the
    ------------------
aggregate total consideration expended or incurred, when added to the aggregate amounts expended or incurred pursuant to the second proviso of subsection 8.2.11 and the second proviso of subsection 8.2.12, do not exceed $30,000,000 during the term of this Agreement, but such additional acquisitions may be consummated only if immediately after giving effect thereto. Availability will exceed $50,000,000 (it being understood by the parties hereto that under no circumstances may the aggregate amounts expended or incurred pursuant to this second proviso and the second provisos of subsections 8.2.11 and 8.2.12 exceed $30,000,000 during the term of this Agreement).

     8.2.2.  Loans. Make, or permit any Subsidiary of Borrower to make, any
             -----
loans or other advances of money to any Person, other than (i) for salary, travel advances, advances against commissions and other similar advances to employees and extensions of trade credit in the ordinary course of business,
(ii) deposits with financial institutions permitted under this Agreement, and
(iii) prepaid expenses.

     8.2.3.  Total Indebtedness for Money Borrowed. Create, incur, assume, or
             -------------------------------------
suffer to exist, or permit any Subsidiary of Borrower to create, incur or suffer to exist, any Indebtedness for Money Borrowed, except:

          (i)   Obligations owing to Agent or any Lender under this Agreement;

          (ii) (A) Debt of Borrower to any Subsidiary of Borrower, and (B) Debt of the Subsidiaries of Borrower to Borrower which when aggregated may not exceed $5,000,000 (less the aggregate book value of Property theretofore transferred by Borrower to its Subsidiaries pursuant to subsection 8.2.9(ii)) at any time;

          (iii) Debt existing on the date of this Agreement and listed on
     Exhibit 8.2.3.;
     --------------

          (iv)  Permitted Purchase Money Indebtedness, provided that in any
                                                       --------
     fiscal year Borrower may not incur any such Indebtedness in excess of

     $12,500,000 plus, in fiscal year 2001 and each fiscal year thereafter, the unused portion of such amount for the immediately preceding fiscal year;

          (v)    Guaranties of any Indebtedness permitted hereunder;

          (vi) Contingent liabilities arising out of endorsements of checks and other negotiable instruments for deposit or collection in the ordinary course of business;

          (vii) To the extent not mentioned above, trade payables, accruals and accounts payable in the ordinary course of business not for Money Borrowed;

          (viii) Debt in respect of Hedge Agreements entered into in the ordinary course of business; and

          (ix) Indebtedness not included in paragraphs (i) through (vi) above which does not exceed at any time, in the aggregate, the sum of $35,000,000.

     8.2.4.  Affiliate Transactions. Enter into, or be a party to, or permit any
             ----------------------
Subsidiary of Borrower to enter into or be a party to, any transaction with any Affiliate of Borrower or any holder of any Securities of Borrower or any Subsidiary of Borrower, except in the ordinary course of and pursuant to the reasonable requirements of Borrower's or such Subsidiary's business and upon fair and reasonable terms which are fully disclosed to Agent and are no less favorable to Borrower than would be obtained in a comparable arms-length transaction with a Person not an Affiliate or Security holder of Borrower.

     8.2.5.  Limitation on Liens. Create or suffer to exist, or permit any
             -------------------
Subsidiary of Borrower to create or suffer to exist, any Lien upon any of its Property, income or profits, whether now owned or hereafter acquired, except:

           (i) Liens at any time granted in favor of Agent for the benefit of Lenders;

           (ii) Liens for taxes, assessments or governmental charges (excluding any Lien imposed pursuant to any of the provisions of ERISA) not exceeding $5,000,000 in the aggregate and not yet due, or being contested in the manner described in subsection 7.1.14 hereto;

           (iii) Liens arising in the ordinary course of the business of Borrower or any of its Subsidiaries by operation of law or regulation, but only if payment in respect of any such Lien is not at the time required and such Liens do not, in the aggregate, materially detract from the value of the Property of Borrower or any of its Subsidiaries or materially impair the use thereof in the operation of the business of Borrower or any of its Subsidiaries;

           (iv) Purchase Money Liens securing Permitted Purchase Money Indebtedness;

           (v)    Such other Liens as appear on Exhibit 8.2.5 hereto;
                                                -------------

           (vi) Liens incurred or deposits made in the ordinary course of business in Connection with (1) worker's compensation, social security, unemployment insurance and other like laws or (2) sales contracts, leases, statutory obligations, work in progress advances and other similar obligations not incurred in connection with the borrowing of money or the payment of the deferred purchase price of property;

           (vii) Reservations, covenants, zoning and other land use regulations, title exceptions, servitudes, rights of way or encumbrances granted in the ordinary course of business, affecting real Property owned or leased by Borrower or one of its Subsidiaries; provided that such
                                                       --------
     exceptions do not in the aggregate materially interfere with the use of such Property in the ordinary course of Borrower's or such Subsidiary's business;

           (viii) Judgment Liens that do not give rise to an Event of Default under subsection 10.1.15; and

           (ix) Such other Liens as Majority Lenders may hereafter approve in writing.

     8.2.6.  Intentionally Omitted.

     8.2.7.  Distributions. Declare or make, or permit any Subsidiary of
             -------------
Borrower to declare or make, any Distributions, except for:

           (i)    Distributions from any Subsidiary of Borrower to Borrower;

           (ii) Distributions paid solely in Securities of Borrower or any of its Subsidiaries;

           (iii) Distributions in amounts necessary to permit Borrower to repurchase Securities of Limited Partner from employees of Borrower or any of its Subsidiaries upon the termination of their employment, so long as no Default or Event of Default exists at the time of or would be caused by the making of such Distributions and the aggregate cash amount of such Distributions, measured at the time when made, does not exceed $5,000,000 in any fiscal year of Borrowers;

           (iv) So long as no Default or Event of Default exists at the time of or would be caused by the making of such Distributions, Distributions in an amount sufficient to permit the partners of Borrower to pay taxes with respect to the income and gains of Borrower and its Subsidiaries, provided
                                                                       --------
     that the
     aggregate Distributions made during the term of this Agreement pursuant to this clause shall not exceed the aggregate taxes accrued to the partners of Borrower, taking into account all income, gains, expenses and losses of Borrower and its Subsidiaries; and

             (v)  Other Distributions, provided that such distributions are made
                                       --------
     only if Borrower demonstrates to the satisfaction of Agent that average daily Availability, during the immediately preceding ninety days exceeded $50,000,000 and that immediately after such distribution, and on a projected basis for the next ninety days, Availability will exceed $50,000,000.

     8.2.8.  Capital Expenditures. Make Capital Expenditures (including, without
             --------------------
limitation, by way of capitalized leases) which, in the aggregate, as to Borrower and all of its Subsidiaries, exceed $24,000,000 during any fiscal year of Borrower (increased to $44,000,000 for any fiscal year if Borrower demonstrates to the satisfaction of Agent that prior to making each and every Capital Expenditure in any year in which Borrower and its Subsidiaries have previously made Capital Expenditures in excess of $20,000,000, average daily Availability, during the immediately preceding sixty days exceeded $20,000,000 and after giving effect to the proposed Capital Expenditure (and all related costs) and all proposed Capital Expenditures (and related costs) associated with or related thereto Availability exceeds $20,000,000) (less the amounts previously paid, incurred or expended during such Fiscal Year pursuant to the first proviso of subsection 8.2.1, the first proviso of subsection 8.2.11 and the first proviso of subsection 8.2.12). The Capital Expenditures calculation for the year 2000 shall exclude up to $18,500,000 of Capital Expenditures made by Borrower for the acquisition of the remaining joint venture interest in the acetylene plant from BASF, provided that the cash portion thereof does not
                           --------
exceed $11,500,000 during the year 2000.

     8.2.9.  Disposition of Assets. Sell, lease or otherwise dispose of any of,
             ---------------------
or permit any Subsidiary of Borrower to sell, lease or otherwise dispose of any of, its Properties, including any disposition of Property as part of a sale and leaseback transaction, to or in favor of any Person, except sales of Inventory in the ordinary course of business and except, so long as no Default or Event of Default has occurred and is continuing:

          (i) dispositions of Equipment and other fixed assets (exclusive of real property) by Borrower comprising either its methanol and/or nitrogen businesses;

          (ii) (A) transfers of Property to Borrower by a Subsidiary of Borrower, and (B) transfers of Property from Borrower to its Subsidiaries having an aggregate book value of up to $5,000,000 during the term of this Agreement (less the then outstanding Debt of Borrower to its Subsidiaries pursuant to subsection 8.2.3(ii));

          (iii) dispositions of Property that is substantially worn, damaged, uneconomic or obsolete;

          (iv)  dispositions of investments described in paragraphs (iv), (v),
     (vi) and (vii) of the definition of the term "Restricted Investments";

          (v) dispositions of vacant real property which is not integral to Borrower's business or the value of Agent's then remaining Collateral constituting real property; and

          (vi) dispositions not included in paragraphs (i) through (v) above which are consummated during the term of this Agreement and which do not involve assets having an aggregate book value in excess of $35,000,000, provided that Borrower may not dispose of its real property located in
     --------
     Geismar, Louisiana or Addis, Louisiana pursuant to the provisions of this paragraph (vi).

     8.2.10.  Securities of Subsidiaries. Permit any of its Subsidiaries to
              --------------------------
issue any additional Securities except director's qualifying Securities.

     8.2.11.  Restricted Investment. Make or have, or permit any Subsidiary of
              ---------------------
Borrower to make or have, any Restricted Investment; provided, that during each
                                                     --------
fiscal year Borrower may make Restricted Investments for which the aggregate total amount expended on such Restricted Investments, when added to the aggregate amounts expended or incurred during such fiscal year pursuant to subsection 8.2.8, the first proviso of subsection 8.2.1 and the first proviso of subsection 8.2.12, do not exceed the maximum amount of Capital Expenditures permitted under subsection 8.2.8 for such fiscal year, provided further,
                                                       ----------------
Borrower may make additional Restricted Investments for which the aggregate total amount expended on such Restricted Investments, when added to the aggregate amounts expended or incurred pursuant to the second proviso of subsection 8.2.1 and the second proviso of subsection 8.2.12, do not exceed $15,000,000 during the term of this Agreement, but such additional Restricted Investments may be consummated only if after giving effect thereto, Availability will exceed $35,000,000, or, in the alternative, Borrower may make additional
                             ------------------
Restricted Investments for which the aggregate total expended on such Restricted Investments, when added to the aggregate amounts expended or incurred pursuant to the second proviso of subsection 8.2.1 and the second proviso of subsection 8.2.12, do not exceed $30,000,000 during the term of the Agreement, but such additional Restricted Investments may be consummated only if immediately after giving effect thereto, Availability will exceed $50,000,000 (it being understood by the parties hereto that under no circumstances may the aggregate amounts expended or incurred pursuant to this second proviso and the second provisos of subsections 8.2.1 and 8.2.12 exceed $30,000,000 during the term of this Agreement).

     8.2.12.  Subsidiaries and Joint Ventures. Create, acquire or otherwise
              -------------------------------
suffer to exist any Subsidiary or joint venture arrangement not in existence as of the date hereof; provided, that during each fiscal year Borrower may create, acquire
             --------
     or otherwise suffer to exist any Subsidiary or joint venture arrangement not in existence as of the date hereof for which the aggregate total consideration expended or incurred, when added to the aggregate amounts expended or incurred during such fiscal year pursuant to subsection 8.2.8, the first proviso of subsection 8.2.1 and the first proviso of subsection 8.2.11, do not exceed the maximum amount of Capital Expenditures permitted under subsection 8.2.8 for such fiscal year, provided further. Borrower may
                                                  ----------------
     create, acquire or otherwise suffer to exist additional Subsidiary or joint venture arrangements not in existence as of the date hereof for which the aggregate total consideration expended or incurred, when added to the aggregate amounts expended or incurred pursuant to the second proviso of subsection 8.2.1 and the second proviso of subsection 8.2.11, do not exceed $15,000,000 during the term of this Agreement, but such additional Subsidiary or joint venture arrangements not in existence as of the date hereof may be consummated only if after giving effect thereto, Availability will exceed $35,000,000 or, in the alternative, Borrower may create,
                                 ------------------
     acquire or otherwise suffer to exist additional Subsidiary or joint ventures, arrangements not in existence as of the date hereof for which the aggregate total consideration expended or incurred, when added to the aggregate amounts expended or incurred pursuant to the second proviso of subsection 8.2.1 and the second proviso of subsection 8.2.1 1. do not exceed $30.000,000 during the term of this Agreement, but such additional Subsidiary or joint venture arrangements not in existence as of the date hereof may be consummated only if after giving effect thereto, Availability will exceed $50,000,000 (it being understood by the parties hereto that under no circumstances may the aggregate amounts expended or incurred pursuant to this second proviso and the second provisos of subsections
     8.2.1. and 8.2.11 exceed $30,000,000 during the term of this Agreement).

          8.2.13. Tax Consolidation. File or consent to the filing of any
                  -----------------
     consolidated income tax return with any Person other than Limited Partner.

          8.2.14. Organizational Documents. Agree to. or suffer to occur, any
                  ------------------------
     amendment, supplement or addition to its or any of its Subsidiaries' charter, articles or certificate of incorporation, certificate of formation, limited partnership agreement, bylaws, limited liability agreement, operating agreement or other organizational documents (as the case may be), that would reasonably be expected to have a Material Adverse Effect.

          8.2.15. Fiscal Year End. Change, or permit any Subsidiary of Borrower
                  --------------
     to change, its fiscal year end.

     8.3. Specific Financial Covenants.
          ----------------------------

     During the Term, and thereafter for so long as there are any Obligations outstanding, Borrower covenants that, unless otherwise consented to by Lenders in writing, it shall comply with all of the financial covenants set forth in
Exhibit 8.3 hereto. If GAAP changes from the basis used in preparing the audited
-----------
financial statements delivered to Agent by Borrower on or before the Closing Date, Borrower will provide Agent with certificates demonstrating compliance with such financial covenants and will include, at the election of Borrower or upon the request of Agent, calculations setting forth the adjustments necessary to demonstrate how Borrower is in compliance with such financial covenants based upon GAAP as in effect on the Closing Date.

                        SECTION 9. CONDITIONS PRECEDENT

          Notwithstanding any other provision of this Agreement or any of the other Loan Documents, and without affecting in any manner the rights of Agent or any Lender under the other sections of this Agreement, no Lender shall be required to make any Loan, nor shall Agent be required to or issue or procure any Letter of Credit or LC Guaranty unless and until each of the following conditions has been and continues to be satisfied:

     9.1.  Documentation.
           -------------

          Agent shall have received, in form and substance satisfactory to Agent and its counsel, a duly executed copy of this Agreement and the other Loan Documents (including without limitation a "no offset" agreement with Borden, Inc. and documents sufficient to implement the cash management system described in subsection 6.2.4), all in form and substance satisfactory to Agent and its counsel.

     9.2. No Default.
          ----------

          No Default or Event of Default shall exist.

     9.3. Other Conditions.
          ----------------

          Each of the conditions precedent set forth in the Loan Documents shall have been satisfied.

     9.4. Availability.
          ------------

          Agent shall have determined that immediately after Lenders have made the initial Loans and after Agent has issued or procured the initial Letters of Credit and LC Guaranties contemplated hereby, and Borrower has paid (or, if accrued, treated as paid), all closing costs incurred in connection with the transactions contemplated hereby, and Borrower reserves an amount sufficient to pay all trade payables greater than 60 days past due, Availability shall not be less than $10,000,000.

     9.5. No Litigation.
          --------------

          No action, proceeding, investigation, regulation or legislation shall have been instituted or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, or which is related to or arises out of this Agreement or the consummation of the transactions contemplated hereby.

     9.6.  Material Adverse Effect.
           -----------------------

           Since the date of Limited Partner's most recent audited financial statements, there has not been any material adverse change in its business, assets, financial condition, income or prospects and no event or condition exists which would be reasonably likely to result in any Material Adverse Effect.

         SECTION 10. EVENTS OF DEFAULT; RIGHTS AND REMEDIES ON DEFAULT

     10.1.  Events of Default.
            -----------------

     The occurrence of one or more of the following events shall constitute an "Event of Default":

          10.1.1. Payment of Obligations. Borrower shall fail to pay any of the
                  ----------------------
     Obligations on the due date thereof (whether due at stated maturity, on demand, upon acceleration or otherwise).

          10.1.2. Misrepresentations. Any representation, warranty or other
                  ------------------
     statement made or furnished to Agent or any Lender by or on behalf of Borrower, any Subsidiary of Borrower or any Guarantor in this Agreement, any of the other Loan Documents or any instrument, certificate or financial statement furnished in compliance with or in reference thereto proves to have been false or misleading in any material respect when made, furnished or remade pursuant to Section 7.2 hereof.

          10.1.3. Breach of Specific Covenants. Borrower shall fail or neglect
                  -----------------------------
     to perform, keep or observe any covenant contained in Sections 6.1.2, 8.1.1, 8.1.4, 8.2 or 8.3 hereof on the date that Borrower is required to perform, keep or observe such covenant or shall fail or neglect to perform, keep or observe any covenant contained in Section 5.2, 8.1.2 or 8.1.3 hereof within 5 days following the date on which Borrower is required to perform, keep or observe such covenant.

          10.1.4. Breach of Other Covenants. Borrower shall fail or neglect to
                  -------------------------
     perform, keep or observe any covenant contained in this Agreement (other than a covenant which is dealt with specifically elsewhere in Section 10.1 hereof) and the breach of such other covenant is not cured to Agent's satisfaction within 30 days after the sooner to occur of Borrower's receipt of notice of such breach from Agent or the date on which such failure or neglect first becomes known to any officer of Borrower.

          10.1.5. Default Under Security Documents or Other Agreements. Any
                  -----------------------------------------------------
     event of default shall occur under, or Borrower, any of its Subsidiaries or any other Guarantor shall default in the performance or observance of any term, covenant, condition or agreement contained in, any of the Security Documents or the Other Agreements and such default shall continue beyond any applicable grace period.

          10.1.6. Other Defaults. There shall occur any default or event of
                  --------------
     default on the part of Borrower, any Subsidiary of Borrower or any other Guarantor under any agreement, document or instrument to which Borrower, such Subsidiary of Borrower or such Guarantor is a party or by which Borrower, such Subsidiary of Borrower or such Guarantor or any of its Property is bound, creating or relating to any Indebtedness (other than the Obligations) with an outstanding principal balance in excess of $55,000,000 if the payment or maturity of such Indebtedness is accelerated in consequence of such event of default or demand for payment of such Indebtedness is made or could be made in accordance with the terms thereof.

     10.1.7.  Uninsured Losses. Any material loss, theft, damage or destruction
              ----------------
of any portion of the Collateral having a fair market value of $5,000,000, in the aggregate, if not fully covered (subject to such deductibles and self-insurance retentions as Agent shall have permitted) by insurance.

     10.1.8.  Insolvency and Related Proceedings. Limited Partner, Borrower, any
              ----------------------------------
Subsidiary of Borrower or any Guarantor shall cease to be Solvent or shall suffer the appointment of a receiver, trustee, custodian or similar fiduciary, or shall make an assignment for the benefit of creditors, or any petition for an order for relief shall be filed by or against Limited Partner, Borrower, any Subsidiary of Borrower or any Guarantor under the federal bankruptcy laws (if against Limited Partner, Borrower, any Subsidiary of Borrower or any Guarantor the continuation of such proceeding for more than 60 days), or Limited Partner, Borrower, any Subsidiary of Borrower or any Guarantor shall make any offer of settlement, extension or composition to their respective unsecured creditors generally.

     10.1.9.  Business Disruption: Condemnation. There shall occur a cessation
              ---------------------------------
of a substantial part of the business of Borrower, any Subsidiary of Borrower or any Guarantor for a period which materially adversely affects Borrower's, such Subsidiary's or such Guarantor's capacity to continue its business on a profitable basis; or Borrower, any Subsidiary of Borrower or any Guarantor shall suffer the loss or revocation of any material license or permit now held or hereafter acquired by Borrower, any Subsidiary of Borrower or any Guarantor which is necessary to the continued or lawful operation of its business; or Borrower, any Subsidiary of Borrower or any Guarantor shall be enjoined, restrained or in any way prevented by court, governmental or administrative order from conducting all or any material part of its business affairs; or any material lease or agreement pursuant to which Borrower, any Subsidiary of Borrower or any Guarantor leases, uses or occupies any Property shall be canceled or terminated prior to the expiration of its stated term; or any material portion of the Collateral shall be taken through condemnation or the value of such Property shall be impaired through condemnation.

     10.1.10. Change of Ownership. (i) Limited Partner ceases to be the sole
              -------------------
limited partner of Borrower, (ii) BCP Management, Inc., a Delaware corporation ("BCPM"), ceases to be the sole general partner of either Borrower or Limited Partner, (iii) Borden, Inc., a New Jersey corporation, ceases to be the sole shareholder of BCPM, or (iv) a "Change of Control" (as defined in the Indenture dated as of May

1, 1995 with respect to the 9.5% Notes Due 2005 of Borrower and BCP Finance Corporation, a Delaware corporation) occurs.

     10.1.11.  ERISA. A Reportable Event shall occur which constitutes grounds
               -----
for the termination by the Pension Benefit Guaranty Corporation of any Plan or for the appointment by the appropriate United States district court of a trustee for any Plan, or if any Plan shall be terminated or any such trustee shall be requested or appointed, or if Borrower, any Subsidiary of Borrower or any other Guarantor is in "default" (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan resulting from Borrower's, such Subsidiary's or such Guarantor's complete or partial withdrawal from such Plan and any such event would reasonably be expected to have a Material Adverse Effect.

     10.1.12.  Challenge to Agreement. Borrower, any Subsidiary of Borrower or
               ----------------------
any other Guarantor, or any Affiliate of any of them, shall challenge or contest in writing in any action, suit or proceeding the validity or enforceability of this Agreement or any of the other Loan Documents, the legality or enforceability of any of the Obligations or the perfection or priority of any Lien granted to Agent.

     10.1.13.  Repudiation of or Default Under Guaranty Agreement. Any Guarantor
               --------------------------------------------------
shall revoke in writing or attempt to revoke the Guaranty Agreement signed by such Guarantor, or shall repudiate in writing such Guarantor's liability thereunder or shall be in default under the terms thereof.

     10.1.14.  Criminal Forfeiture. Borrower, any Subsidiary of Borrower or any
               -------------------
Guarantor shall be criminally indicted or convicted under any law that could lead to a forfeiture of any material Property of Borrower, any Subsidiary of Borrower or any Guarantor.

     10.1.15.  Judgments. Any money judgments, writ of attachment or similar
               ----------
processes (collectively, "Judgments") are issued or rendered against Borrower, any Subsidiary of Borrower or any other Guarantor, or any of their respective Property (i) in the case of money judgments, in an amount of $55,000,000 or more for any single judgment, attachment or process or $10,000,000 or more for all such judgments, attachments or processes in the aggregate, in each case in excess of any applicable insurance with respect to which the insurer has admitted liability, and (ii) in the case of non-monetary Judgments, such Judgment or Judgments (in the aggregate) would reasonably be expected to have a Material Adverse Effect, in each case which Judgment is not stayed, released or discharged within 60 days.

     10.1.16.  Limited Partner. Limited Partner conducts any business other than
               ---------------
business incidental to the ownership of limited partnership interests of Borrower, or Limited Partner owns any assets other than the limited partnership interests of Borrower.

     10.2.  Acceleration of the Obligations.
            -------------------------------

     Upon or at any time after the occurrence and during the continuance of an Event of Default, Agent or Majority Lenders may declare all or any portion of the Obligations at once due and payable without presentment, demand protest or further notice by Agent or any Lender, and Borrower shall forthwith pay to Agent, the full amount of such Obligations, provided, that upon the occurrence
                                            --------
of an Event of Default specified in subsection 10.1.8 hereof, all of the Obligations shall become automatically due and payable without declaration, notice or demand by Agent or any Lender.

     10.3.  Other Remedies.
            --------------

     Upon the occurrence and during the continuance of an Event of Default, Agent shall have and may exercise from time to time the following rights and remedies:

            10.3.1. All of the rights and remedies of a secured party under the Code or under other applicable law, and all other legal and equitable rights to which Agent or Lenders may be entitled, all of which rights and remedies shall be cumulative and shall be in addition to any other rights or remedies contained in this Agreement or any of the other Loan Documents, and none of which shall be exclusive.

            10.3.2. The right to take immediate possession of the Collateral, and to (i) require Borrower and each of its Subsidiaries to assemble the Collateral, at Borrower's expense, and make it available to Agent at a place designated by Agent which is reasonably convenient to both parties, and (ii) enter any premises where any of the Collateral shall be located and to keep and store the Collateral on said premises until sold (and if said premises be the Property of Borrower or any Subsidiary of Borrower, Borrower agrees not to charge, or permit any of its Subsidiaries to charge, Agent for storage thereof).

            10.3.3. The right to sell or otherwise dispose of all or any Collateral in its then condition, or after any further manufacturing or processing thereof, at public or private sale or sales, with such notice as may be required by law, in lots or in bulk, for cash or on credit, all as Agent, in its sole discretion, may deem advisable. Borrower agrees that 10 days' written notice to Borrower or any of its Subsidiaries of any public or private sale or other disposition of Collateral shall be reasonable notice thereof, and such sale shall be at such locations as Agent may designate in said notice. Agent shall have the right to conduct such sales on Borrower's or any of its Subsidiaries' premises, without charge therefor, and such sales may be adjourned from time to time in accordance with applicable law. Agent shall have the right to sell, lease or otherwise dispose of the Collateral, or any part thereof, for cash, credit or any combination thereof, and Agent, on behalf of Lenders, may purchase all or any part of the Collateral at public or, if permitted by law, private sale and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Obligations. The proceeds realized from the sale of any Collateral may be applied, after allowing 2 Business Days for collection, first to the costs, expenses and attorneys' fees incurred by Agent in collecting the Obligations, in enforcing the rights of Agent and Lenders under the Loan Documents and in collecting retaking, completing, protecting, removing, storing, advertising for sale, selling and delivering any Collateral, second to the interest and fees due upon any of the Obligations, third to the principal of the Obligations, fourth to all other Obligations (exclusive of Obligations arising under Hedge Agreements) and fifth to Obligations arising under Hedge Agreements. If any deficiency shall arise, Borrower and each Guarantor shall remain jointly and severally liable to Agent and Lenders therefor.

            10.3.4. Agent is hereby granted a license or other right to use, without charge, Borrower's and each of its Subsidiary's labels, patents, copyrights, licenses, rights of use of any name, trade secrets, tradenames, trademarks and advertising matter, or any Property of a similar nature, as it pertains to the Collateral, in completing, advertising for sale and selling any Collateral and Borrower's and each of its Subsidiary's rights under all licenses and a)) franchise agreements shall inure to Agent's benefit.

            10.3.5. Agent may, at its option, require Borrower to deposit with Agent funds equal to the LC Amount and, if Borrower fails to promptly make such deposit, Agent may advance such amount as a Revolving Credit Loan (whether or not an overadvance is created thereby). Each such Revolving Credit Loan shall be secured by all of the Collateral and shall bear interest and be payable at the same rate and in the same manner as Loans. Any such deposit or advance shall be held by Agent as a reserve to fund future payments on such LC Guaranties and future drawings against such Letters of Credit. At such time as all LC Guaranties have been paid or terminated and all Letters of Credit have been drawn upon or expired, any amounts remaining in such reserve shall be applied against any outstanding Obligations, or, if all Obligations have been indefeasibly paid in full, returned to Borrower.

            10.3.6. Without limiting any other provision hereof, if an Event of Default exists:

                    (i) It shall be lawful for, and the Borrower does hereby authorize the Agent, without making a demand or putting the Borrower in default, the same being hereby expressly waived, to cause all or any part of the Collateral, at the Agent's sole discretion, to be seized and sold under executory or other legal process, issued by a court of competent jurisdiction, with or without appraisement, at the option of the Agent, as an entirety or in parcels as the Agent may determine, to the highest bidder, for cash, and the Borrower hereby waives the notice of demand and delay provided for by Article 2639 of the Louisiana Code of Civil Procedure; and

                    (ii) The Agent shall have any other rights and remedies
            contained in the Louisiana Commercial Laws - Secured Transactions, Title 10, Section 9-10 et seq. ("Chapter 9") or other applicable
                                   -- ---
            laws.

          In the exercise of any rights and remedies following an Event of Default, to the extent permitted by law, (1) the sale, lease or other disposition by the Agent of the Collateral, or any part thereof, may be sold in any number of lots at public or private sale; (ii) the Agent and/or any of the Lenders may purchase all or any part of the Collateral at public or private sale, and in lieu of actual payment of such purchase price may set-off the amount of such purchase price against the Obligations; (iii) any sales of the Collateral may be adjourned from time to time with or without notice; (iv) the Agent may, in its sole and absolute discretion, cause the Collateral to remain on the Borrower's premises, at the Borrower's expense, pending sale or other disposition thereof; (v) the Agent shall have the right to conduct such sales on the Borrower's premises or elsewhere, at the Borrower's expense, on such occasion or occasions as the Agent may see fit; (vi) the Borrower shall execute and deliver, or cause to be executed and delivered, such instruments, documents, assignments, deeds, waivers, certificates and affidavits and take such further action as the Agent shall require in connection with such sale; and
     (vii) if the Borrower fails to carry out its obligations set out in subpart
     (Vi) above, the Borrower hereby constitutes the Agent as its attorney-in-fact to execute any such instrument, documents, assignment, deed, waiver, certificate or affidavit on behalf of the Borrower and in its name.

          10.3.7. Borrower hereby confesses judgment in favor of the Lenders and/or the Agent for the full amount of Obligations, in principal and interest, together with all attorney's fees and costs due hereunder, and any and all other monies due by the Borrower to the Lenders and/or the Agent under the terms hereof and under the Agreement.

          10.3.8. Pursuant to Louisiana R.S. 9:5136, the Agent is hereby authorized and empowered to name, at the time of the seizure of any of the Collateral, a keeper of such property, which said keeper may be the Agent or its designated agent or nominee, who or which shall be named by the Agent in its pleadings to enforce its rights and remedies hereunder in a court of competent jurisdiction. The keeper shall be entitled to reasonable compensation for its services, and such compensation and any advances for working capital or otherwise made by the Agent and/or any one or more of the Lenders to the keeper shall constitute a part of the Obligations secured hereby.

     10.4.  Set Off and Sharing of Payments.
            -------------------------------

     In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, during the continuance of any Event of Default, each Lender is hereby authorized by Borrower at any time or from time to time, with prior written consent of Agent and with reasonably prompt subsequent notice to Borrower (any prior or contemporaneous notice to Borrower being hereby expressly waived) to set off and to appropriate and to apply any and all (i) balances held by such Lender at any of its offices for the account of Borrower or any of its Subsidiaries (regardless of whether such balances are then due to Borrower or its Subsidiaries), and (ii) other property at any time held or owing by such Lender to or for the credit or for the account of Borrower or any of its Subsidiaries, against and on account of any of the Obligations. Any Lender exercising a right to set off shall, to the extent the amount of any such set off exceeds its Revolving Loan Percentage of the amount set off, purchase for cash (and the other Lenders shall sell) interests in each such other Lender's pro rata share of the Obligations as would be necessary to cause such Lender to share such excess with each other Lender in accordance with their respective Revolving Loan Percentages. Each Borrower agrees, to the fullest extent permitted by law, that any Lender may exercise its right to set off with respect to amounts in excess of its pro rata share of the Obligations and upon doing so shall deliver such excess to Agent for the benefit of all Lenders in accordance with the Revolving Loan Percentages.

     10.5.  Remedies Cumulative: No Waiver.
            ------------------------------

     All covenants, conditions, provisions, warranties, guaranties, indemnities, and other undertakings of Borrower contained in this Agreement and the other Loan Documents, or in any document referred to herein or contained in any agreement supplementary hereto or in any schedule or in any Guaranty Agreement given to Agent or any Lender or contained in any other agreement between any Lender and Borrower or between Agent and Borrower heretofore, concurrently, or hereafter entered into, shall be deemed cumulative to and not in derogation or substitution of any of the terms, covenants, conditions, or agreements of Borrower herein contained. The failure or delay of Agent or any Lender to require strict performance by Borrower of any provision of this Agreement or to exercise or enforce any rights, Liens, powers, or remedies hereunder or under any of the aforesaid agreements or other documents or security or Collateral shall not operate as a waiver of such performance, Liens, rights, powers and remedies, but all such requirements, Liens, rights, powers, and remedies shall continue in full force and effect until all Loans and other Obligations owing or to become owing from Borrower to Agent and each Lender have been fully satisfied. None of the undertakings, agreements, warranties, covenants and representations of Borrower contained in this Agreement or any of the other Loan Documents and no Event of Default by Borrower under this Agreement or any other Loan Documents shall be deemed to have been suspended or waived by Lenders, unless such suspension or waiver is by an instrument in writing specifying such suspension or waiver and is signed by a duly authorized representative of Agent and directed to Borrower.

                             SECTION 11. THE AGENT

     11.1.  Authorization and Action.
            ------------------------

            Each Lender hereby appoints and authorizes Agent to take such action on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. Each Lender hereby acknowledges that Agent shall not have by reason of this Agreement assumed a fiduciary relationship in respect of any Lender. In performing its functions and duties under this Agreement, Agent shall act solely as agent of Lenders and shall not assume, or be deemed to have assumed, any obligation toward, or relationship of agency or trust with or for, Borrower. As to any matters not expressly provided for by this Agreement and the other Loan Documents, Agent may, but shall not be required to, exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Majority Lenders, whenever such instruction shall be requested by Agent or required hereunder, or a greater or lesser number of Lenders if so required hereunder, and such instructions shall be binding upon all Lenders; provided, that Agent shall be fully justified
                                   --------
in failing or refusing to take any action which exposes Agent to any liability or which is contrary to this Agreement, the other Loan Documents or applicable law, unless Agent is indemnified to its satisfaction by the other Lenders against any and all liability and expense which it may incur by reason of taking or continuing to take any such action. If Agent seeks the consent or approval of the Majority Lenders (or a greater or lesser number of Lenders as required in this Agreement), with respect to any action hereunder, Agent shall send notice thereof to each Lender and shall notify each Lender at any time that the Majority Lenders (or such greater or lesser number of Lenders) have instructed Agent to act or refrain from acting pursuant hereto.

     11.2.  Agent's Reliance, Etc.
            ---------------------

            Neither Agent, any Affiliate of Agent, nor any of their respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement or the other Loan Documents, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing,
Agent: (i) may treat each Lender party hereto as the holder of Obligations until Agent receives written notice of the assignment or transfer or such lender's portion of the Obligations signed by such Lender and in form reasonably satisfactory to Agent; (ii) may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts, (iii) makes no warranties or representations to any Lender and shall not be responsible to any Lender for any recitals, statements, warranties or representations made in or in connection with this Agreement or any other Loan Documents; (iv) shall not have any duty beyond Agent's customary practices in respect of loans in which Agent is the only lender, to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or the other Loan Documents on the part of Borrower, to inspect the property (including the books and records) of Borrower, to monitor the financial condition of Borrower or to ascertain the existence or possible existence or continuation of any Default or Event of Default; (v) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (vi) shall not be liable to any Lender for any action taken, or inaction, by Agent upon the instructions of Majority Lenders pursuant to Section 11.1 hereof or refraining to take any action pending such instructions; (vii) shall not be liable for any apportionment or distributions of payments made by it in good faith pursuant to
Section 3 hereof; (viii) shall incur no liability under or in respect of this Agreement or the other Loan Documents by acting upon any notice, consent, certificate, message or other instrument or writing (which may be by telephone, facsimile, telegram, cable or telex) believed in good faith by it to be genuine and signed or sent by the proper party or parties; and (ix) may assume that no Event of Default has occurred and is continuing, unless Agent has actual knowledge of the Event of Default, has received notice from Borrower or Borrower's independent certified public accounts stating the nature of the Event of Default, or has received notice from a Lender stating the nature of the Event of Default and that such Lender considers the Event of Default to have occurred and to be continuing. In the event any apportionment or distribution described in clause (vii) above is determined to have been made in error, the sole recourse of any Person to whom payment was due but not made shall be to recover from the recipients of such payments any payment in excess of the amount to which they are determined to have been entitled.

     11.3.  Fleet and Affiliates.
            --------------------

            With respect to its commitment hereunder to make Loans, Fleet shall have the same rights and powers under this Agreement and the other Loan Documents as any other Lender and may exercise the same as though it were not Agent; and the terms "Lender," "Lenders" or "Majority Lenders" shall, unless otherwise expressly indicated, include Fleet in its individual capacity as a Lender. Fleet and its Affiliates may lend money to, and generally engage in any kind of business with, Borrower, and any Person who may do business with or own Securities of Borrower all as if Fleet were not Agent and without any duty to account therefor to any other Lender.

     11.4.  Lender Credit Decision.
            ----------------------

            Each Lender acknowledges that it has, independently and without reliance upon Agent or any other Lender and based on the financial statements referred to herein and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement. Agent shall not have any duty or responsibility, either initially or on an ongoing basis, to provide any Lender with any credit or other similar information regarding Borrower.

     11.5.  Indemnification.
            ---------------

            Lenders agree to indemnify Agent (to the extent not reimbursed by Borrower), in accordance with their respective Revolving Loan Percentages, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against Agent in any way relating to or arising out of this Agreement or any other Loan Document or any action taken or omitted by Agent under this Agreement; provided
                                                                       --------
that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from Agent's gross negligence or willful misconduct determined by a final non-appealable order of a court of competent jurisdiction. Without limitation of the foregoing, each Lender agrees to reimburse Agent promptly upon demand for its ratable share, as set forth above, of any out-of-pocket expenses (including attorneys' fees) incurred by Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiation, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement and each other Loan Document, to the extent that Agent is not reimbursed for such expenses by Borrower. The obligations of Lenders under this Section 11.5 shall survive the payment in full of all Obligations and the termination of this Agreement. If after payment and distribution of any amount by Agent to Lenders, any Lender or any other Person, including Borrower, any creditor of Borrower, a liquidator, administrator or trustee in bankruptcy, recovers from Agent any amount found to have been wrongfully paid to Agent or disbursed by Agent to Lenders, then Lenders, in accordance with their respective Revolving Loan Percentages, shall reimburse Agent for all such amounts.

     11.6.  Rights and Remedies to be Exercised by Agent Only.
            -------------------------------------------------

            Each Lender agrees that, except as set forth in subsection 10.4, no Lender shall have any right individually (i) to realize upon the security created by this Agreement or any other Loan Document, (ii) to enforce any provision of this Agreement or any other Loan Document, or (iii) to make demand under this Agreement or any other Loan Document.

     11.7.  Agency Provisions Relating to Collateral.
            ----------------------------------------

            Each Lender authorizes and ratifies Agent's entry into this Agreement and the Security Documents for the benefit of Lenders. Each Lender agrees that any action taken by Agent with respect to the Collateral in accordance with the provisions of this Agreement or the Security Documents, and the exercise by Agent of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all Lenders. Agent is hereby authorized on behalf of all Lenders, without the necessity of any notice to or further consent from any Lender, from time to time prior to an Event of Default, to take any action with respect to any Collateral or the Loan Documents which may be necessary to perfect and maintain perfected Agent's Liens upon the Collateral, for its benefit and the ratable benefit of Lenders. Lenders hereby irrevocably authorize Agent, at its option and in its discretion, to release any Lien granted to or held by Agent upon any Collateral (i) upon termination of the Agreement and payment and satisfaction of all Obligations; or (ii) constituting property being sold or disposed of if the sale or disposition is made in compliance with subsection
8.2.9 hereof (such release shall be deemed to be automatic upon such sale or disposal); or (iii) constituting property in which Borrower owned no interest at the time the Lien was granted or at any time thereafter; or (iv) in connection with any foreclosure sale or other disposition of Collateral after the occurrence and during the continuation of an Event of Default or (v) if approved, authorized or ratified in writing by Agent at the direction of all Lenders. Upon request by Agent at any time, Lenders will confirm in writing Agent's authority to release particular types or items of Collateral pursuant hereto. Except for its obligation to adhere to Agent's customary practices in respect of loans in which Agent is the only lender, Agent shall have no obligation whatsoever to any Lender or to any other Person to assure that the Collateral exists or is owned by Borrower or is cared for, protected or insured or has been encumbered or that the Liens granted to Agent herein or pursuant to the Security Documents have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care. disclosure or fidelity, or to continue exercising; any of its rights, authorities and powers granted or available to Agent in this Section 11.7 or in any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, Agent may act in any manner it may deem appropriate, in its sole discretion, but consistent with the provisions of this Agreement, including given Agent's own interest in the Collateral as a Lender and that Agent shall have no duty or liability whatsoever to any Lender.

     11.8.  Agent's Right to Purchase Commitments.
            -------------------------------------

            Agent shall have the right, but shall not be obligated, at any time upon written notice to any Lender and with the consent of such Lender, which may be granted or withheld in such Lender's sole discretion, to purchase for Agent's own account all of such Lender's interests in this Agreement, the other Loan Documents and the Obligations, for the face amount of the outstanding Obligations owed to such Lender, including without limitation all accrued and unpaid interest and fees.

     11.9.  Right of Sale, Assignment, Participations.
            -----------------------------------------

            Borrower hereby consents to any Lender's participation, sale, assignment, transfer or other disposition, at any time or times hereafter, of this Agreement and any of the other Loan Documents, or of any portion hereof or thereof, including, without limitation, such Lender's rights, title, interests, remedies, powers, and duties hereunder or thereunder subject to the terms and conditions set forth below:

            11.9.1. Sales, Assignments. Each Lender hereby agrees that, with
                    ------------------
     respect to any sale or assignment (i) no such sale or assignment shall be for an amount of less than $5,000,000, (ii) each such sale or assignment shall be made on terms and conditions which are customary in the industry at the time of the transaction, (iii) Agent and, in the absence of a Default or Event of Default, Borrower, must consent, such consent not to be unreasonably withheld, to each such assignment to a party which is not an original signatory to this Agreement, (iv) the assignee Lender shall pay to the Agent a processing and recordation fee of $3,500 and any out-of-pocket attorneys' fees and expenses incurred by the Agent in connection with any such sale or assignment. After such sale or assignment has been consummated
     (x) the assignee Lender thereupon shall become a "Lender" for all purposes of this Agreement and (y) the assigning Lender shall have no further liability for funding the portion of Revolving Loan Commitments assumed by such other Lender.

            11.9.2. Participations. Any Lender may grant participations in its
                    --------------
     extensions of credit hereunder to any other Lender or other lending institution (a "Participant"), provided that (i) no Participant shall
                                    --------
     thereby acquire any direct rights
     under this Agreement, (ii) no Participant shall be granted any right to consent to any amendment, except to the extent any of the same pertain to
     (1) reducing the aggregate principal amount of, or interest rate on, or fees applicable to, any Loan or (2) extending the final stated maturity of any Loan or the stated maturity of any portion of any payment of principal of, or interest or fees applicable to, any of the Loans; provided, that the
                                                              --------
     rights described in this subclause (2) shall not be deemed to include the right to consent to any amendment with respect to or which has the effect of requiring any mandatory prepayment of any portion of any Loan or any amendment or waiver of any Default or Event of Default, (iii) no sale of a participation in extensions of credit shall in any manner relieve the originating Lender of its obligations hereunder, (iv) the originating Lender shall remain solely responsible for the performance of such obligations, (v) Borrower and the Agent shall continue to deal solely and directly with the originating Lender in connection with the originating Lender's rights and obligations under this Agreement and the other Loan Documents, (vi) in no event shall any financial institution purchasing the participation grant a participation in its participation interest in the Loans without the prior written consent of Agent, and, in the absence of a Default or an Event of Default, Borrower, which consents shall not unreasonably be withheld and (vii) all amounts payable by Borrower hereunder shall be determined as if the originating Lender had not sold any such participation.

          11.9.3. Certain Agreements of Borrower. Borrower agrees that (i) it
                  ------------------------------
     will use its reasonable efforts to assist and cooperate with each Lender in any manner reasonably requested by such Lender to effect the sale of participation in or assignments of any of the Loan Documents or any portion thereof or interest therein, including, without limitation, assisting in the preparation of appropriate disclosure documents and making members of management available at reasonable times to meet with and answer questions of potential assignees and Participants; and (ii) subject to the provisions of Section 12.14 hereof, such Lender may disclose credit information regarding Borrower to any potential Participant or assignee.

     11.10. Amendment.
            ---------

           No amendment or waiver of any provision of this Agreement or any other Loan Document, nor consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Majority Lenders and Borrower, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, that no amendment, waiver or consent shall be effective, unless
       --------
(i) in writing and signed by each Lender, if it would do any of the following:
(1) increase or decrease the aggregate Loan Commitments, or any Lender's Revolving Loan Commitment, (2) forgive the principal of, or accrued interest on, any amount payable hereunder other than those payable only to Fleet in its capacity as Agent, which may be reduced by Fleet unilaterally, (3) increase or decrease the stated interest rate or any fees payable hereunder, (4) postpone any date fixed for any payment of principal of, or interest or fees on, any amounts payable hereunder, other than those payable only to Fleet in its capacity as Agent, which may be postponed by Fleet unilaterally, (5) reduce the percentage of Lenders that shall be required for Lenders or any of them to take any action hereunder, (6) release or discharge any Person liable for the performance of any obligations of Borrower hereunder or under any of the Loan Documents, (7) amend any provision of this Agreement that requires the consent of all Lenders or consent to or waive any breach thereof, (8) amend this Section 11.10, (9) release any substantial portion of the Collateral, unless otherwise permitted pursuant to Section 11.7 hereof, (10) increase the percentage figures constituting the advance rates set forth in the defined term "Borrowing Base", or (11) change the provisions of Section 8.3 hereof or Exhibit 8.3 hereto; or
                                                       -----------
(ii) in writing and signed by Agent in addition to the Lenders required above to take such action, affect the rights or duties of Agent under this Agreement, or any Loan Document.

     11.11. Resignation of Agent: Appointment of Successor.
            ----------------------------------------------

           The Agent may resign as Agent by giving not less than thirty (30) days' prior written notice to the Lenders and Borrower. If the Agent shall resign under this Agreement, then, (i) subject to the consent of the Borrower (which consent shall not be unreasonably withheld and which consent shall not be required during any period in which a Default or an Event of Default exists), the Majority Lenders shall appoint from among the Lenders a successor agent for the Lenders or (ii) if a successor agent shall not be so appointed and approved within the thirty (30) day period following the Agent's notice to the Lenders and the Borrower of its resignation, then the Agent shall appoint a successor agent who shall serve as Agent until such time as the Majority Lenders appoint a successor agent. Subject to the Borrower's consent as set forth above. Upon its appointment, such successor agent shall succeed to the rights, powers and duties of the Agent and the term "Agent" shall mean such successor effective upon its appointment, and the former Agent's rights, powers and duties as Agent shall be terminated without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement. After the resignation of any Agent hereunder, the provisions of this Section 11 shall inure to the benefit of such former Agent and such former Agent shall not by reason of such resignation be deemed to be released from liability for any actions taken or not taken by it while it was an Agent under this Agreement.

                           SECTION 12. MISCELLANEOUS

     12.1. Power of Attorney.
           -----------------

           Borrower hereby irrevocably designates, makes, constitutes and appoints Agent (and all Persons designated by Agent) as Borrower's true and lawful attorney (and agent-in-fact), solely with respect to the matters set forth in this Section 12.1, and Agent, or Agent's agent, may, without notice to Borrower and in Borrower's or Agent's name, but at the cost and expense of
Borrower:

           12.1.1. At such time or times as Agent or said agent, in its sole discretion, may determine, endorse Borrower's name on any checks, notes, acceptances, drafts, money orders or any other evidence of payment or proceeds of the Collateral which come into the possession of Agent or under Agent's control.

          12.1.2. At such time or times upon or after the occurrence and during the continuance of an Event of Default, as Agent or its agent in its sole discretion may determine: (i) demand payment of the Accounts from the Account Debtors, enforce payment of the Accounts by legal proceedings or otherwise, and generally exercise all of Borrower's rights and remedies with respect to the collection of the Accounts; (ii) settle, adjust, compromise, discharge or release any of the Accounts or other Collateral or any legal proceedings brought to collect any of the Accounts or other Collateral; (iii) sell or assign any of the Accounts and other Collateral upon such terms, for such amounts and at such time or times as Agent deems advisable; (iv) take control, in any manner, of any item of payment or proceeds relating to any Collateral; (v) prepare, file and sign Borrower's name to a proof of claim in bankruptcy or similar document against any Account Debtor or to any notice of lien, assignment or satisfaction of lien or similar document in connection with any of the Collateral; (vi) receive, open and dispose of all mail addressed to Borrower and notify postal authorities to change the address for delivery thereof to such address as Agent may designate; (vii) endorse the name of Borrower upon any of the items of payment or proceeds relating to any Collateral and deposit the same to the account of Agent on account of the Obligations; (viii) endorse the name of Borrower upon any chattel paper, document, instrument, invoice, freight bill, bill of lading or similar document or agreement relating to the Accounts, Inventory and any other Collateral; (ix) use Borrower's stationery and sign the name of Borrower to verifications of the Accounts and notices thereof to Account Debtors; (x) use the information recorded on or contained in any data processing equipment and computer hardware and software relating to the Accounts, Inventory, Equipment and any other Collateral; (xi) make and adjust claims under policies of insurance; and
     (xii) do all other acts and things necessary, in Agent's determination, to fulfill Borrower's obligations under this Agreement.

     The power of attorney granted hereby shall constitute a power coupled with an interest and shall be irrevocable.

     12.2. Indemnity.
           ---------

     Borrower hereby agrees to indemnify Agent and each Lender (and each of their Affiliates) and hold Agent and each Lender (and each of their Affiliates) harmless from and against any liability, loss, damage, suit, action or proceeding ever suffered or incurred by any such Person (including reasonable attorneys fees and legal expenses) as the result of Borrower's failure to observe, perform or discharge Borrower's duties hereunder. In addition, Borrower shall defend Agent and each Lender (and each of their Affiliates) against and save it harmless from all claims of any Person with respect to the Collateral (except those resulting from the gross negligence or intentional misconduct of any such Person). Without limiting the generality of the foregoing, these indemnities shall extend to any claims asserted against Agent or any Lender (and each of their Affiliates) by any Person under any Environmental Laws by reason of Borrower's or any other Person's failure to comply with laws applicable to solid or hazardous waste materials or other toxic substances. Notwithstanding any contrary provision in this

Agreement, the obligation of Borrower under this Section 12.2 shall survive the payment in full of the Obligations and the termination of this Agreement.

    12.3. Sale of lnterest.
          ----------------

    Borrower may not sell, assign or transfer any interest in this Agreement, any of the other Loan Documents, or any of the Obligations, or any portion thereof, including, without limitation, Borrower's rights, title, interests, remedies, powers, and duties hereunder or thereunder.

    12.4. Severability.
          ------------

    Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

    12.5.  Successors and Assigns.
           ----------------------

    This Agreement, the Other Agreements and the Security Documents shall be binding upon and inure to the benefit of the successors and assigns of Borrower, Agent and each Lender permitted under Section 11.9 hereof.

    12.6. Cumulative Effect: Conflict of Terms.
          ------------------------------------

    The provisions of the Other Agreements and the Security Documents are hereby made cumulative with the provisions of this Agreement. Except as otherwise provided in any of the other Loan Documents by specific reference to the applicable provision of this Agreement, if any provision contained in this Agreement is in direct conflict with, or inconsistent with, any provision in any of the other Loan Documents, the provision contained in this Agreement shall govern and control.

    12.7. Execution in Counterparts.
          -------------------------

    This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.

    12.8. Notice.
          ------

    Except as otherwise provided herein, all notices, requests and demands to or upon a party hereto, to be effective, shall be in writing and shall be sent by certified or registered mail, return receipt requested, by personal delivery against receipt, by overnight courier or by facsimile and, unless otherwise expressly provided herein, shall be deemed to have been validly served, given, delivered or received immediately when delivered against receipt, one Business

Day after deposit with an overnight courier or, in the case of facsimile notice, when sent, addressed as follows:

     If to Agent:               Fleet Capital Corporation
                                One South Wacker Drive
                                Suite 1400
                                Chicago, Illinois 60606
                                Attention: Loan Administration Manager
                                Facsimile No.: (312) 827-4222

     With a copy to:            Goldberg~ Kohn, Bell, Black,
                                 Rosenbloom & Moritz, Ltd.
                                55 East Monroe Street
                                Suite 3700
                                Chicago, Illinois 60603
                                Attention:  David M. Mason
                                Facsimile No.: (312) 332-2196

     If to Borrower:            Borden Chemicals and Plastics Operating
                                Limited Partnership
                                Highways 73 & 30
                                Geismar, Louisiana 70734
                                Attention: Chief Financial Officer
                                Facsimile No.: (225) 673-0672

     With a copy to:            Simpson & Thacher
                                425 Lexington Avenue
                                New York, New York 10017
                                Attention: James Cross
                                Facsimile No.: (212) 455-2502

or to such other address as each party may designate for itself by notice given in accordance with this Section 12.8; provided, however, that any notice,
                                      --------
request or demand to or upon a Lender pursuant to subsection 3.1.1 or 4.2.2 hereof shall not be effective until received by such Lender.

    12.9. Consent.
          -------

    Whenever Agent's or Majority Lenders' consent is required to be obtained under this Agreement, any of the Other Agreements or any of the Security Documents as a condition to any action, inaction, condition or event, except as otherwise specifically provided herein, Agent or Majority Lenders, as applicable, shall be authorized to give or withhold such consent in their sole and absolute discretion.

    12.10. Credit Inquiries.
           ----------------

    Borrower hereby authorizes and permits Agent and each Lender to respond to usual and customary credit inquiries from third parties concerning Borrower or any of its Subsidiaries.

    12.11. Time of Essence.
           ---------------

    Time is of the essence of this Agreement, the Other Agreements and the Security Documents.

    12.12. Entire Agreement.
           ----------------

    This Agreement and the other Loan Documents, together with all other instruments, agreements and certificates executed by the parties in connection therewith or with reference thereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings and inducements, whether express or implied, oral or written.

    12.13. Interpretation.
           --------------

    No provision of this Agreement or any of the other Loan Documents shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

    12.14. Confidentialfty.
           ---------------

    Agent and each Lender shall hold all nonpublic information obtained pursuant to the requirements of this Agreement in accordance with Agent's and such Lender's customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices and in any event may make disclosure reasonably required by a prospective participant or assignee in connection with the contemplated participation or assignment or as required or requested by any governmental authority or representative thereof or pursuant to legal process and shall require any such participant or assignee to agree to comply with this Section 12.14.

    12.15.  GOVERNING LAW; CONSENT TO FORUM.
            -------------------------------

    THIS AGREEMENT HAS BEEN NEGOTIATED AND DELIVERED IN AND SHALL BE DEEMED TO HAVE BEEN MADE IN CHICAGO, ILLINOIS. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WiTH THE LAWS OF THE STATE OF ILLINOIS; PROVIDED,
                                                                --------
HOWEVER, THAT IF ANY OF THE COLLATERAL SHALL BE LOCATED IN ANY JURISDICTION OTHER THAN ILLINOIS, THE LAWS OF SUCH JURISDICTION SHALL GOVERN THE METHOD, MANNER AND PROCEDURE FOR FORECLOSURE OF AGENT'S LIEN UPON SUCH COLLATERAL AND THE ENFORCEMENT OF AGENT'S OTHER REMEDIES IN RESPECT OF SUCH COLLATERAL TO THE EXTENT

THAT THE LAWS OF SUCH JURISDICTION ARE DIFFERENT FROM OR INCONSISTENT WITH THE LAWS OF ILLINOIS. AS PART OF THE CONSIDERATION FOR NEW VALUE RECEIVED, AND REGARDLESS OF ANY PRESENT OR FUTURE DOMICILE OR PRINCIPAL PLACE OF BUSINESS OF BORROWER, AGENT OR ANY LENDER, BORROWER HEREBY CONSENTS AND AGREES THAT THE CIRCUIT COURT OF COOK COUNTY, ILLINOIS, OR, AT AGENT'S OPTION, THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS, EASTERN DIVISION, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAiMS OR DISPUTES BETWEEN BORROWER ON THE ONE HAND AND AGENT OR ANY LENDER ON THE OTHER HAND PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT. BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND BORROWER HEREBY WAIVES ANY OBJECTION WHICH BORROWER MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE
                  --------------------
GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. BORROWER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO BORROWER AT THE ADDRESS SET FORTH IN THIS AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF BORROWER'S ACTUAL RECEIPT THEREOF OR 3 DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID. NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO AFFECT THE RIGHT OF AGENT OR ANY LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW, OR TO PRECLUDE THE ENFORCEMENT BY AGENT OR ANY LENDER OF ANY JUDGMENT OR ORDER OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE SAME IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION.

    12.16.  WAIVERS BY BORROWER.
            -------------------

    BORROWER WAIVES (i) THE RIGHT TO TRIAL BY JURY (WHICH AGENT AND EACH LENDER HEREBY ALSO WAIVES) IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAiM OF ANY KIND ARISING OUT OF OR RELATED TO ANY OF THE LOAN DOCUMENTS, THE OBLIGATIONS OR THE COLLATERAL; (ii) PRESENTMENT, DEMAND AND PROTEST AND NOTICE OF PRESENTMENT, PROTEST, DEFAULT, NON PAYMENT, MATURITY, RELEASE, COMPROMISE, SETTLEMENT, EXTENSION OR RENEWAL OF ANY OR ALL COMMERCIAL PAPER, ACCOUNTS, CONTRACT RIGHTS, DOCUMENTS, INSTRUMENTS, CHATTEL PAPER AND GUARANTIES AT ANY TIME HELD BY

AGENT OR ANY LENDER ON WHICH BORROWER MAY IN ANY WAY BE LIABLE AND HEREBY RATIFIES AND CONFIRMS WHATEVER AGENT OR ANY LENDER MAY DO IN THIS REGARD; (iii) NOTICE PRIOR TO AGENT'S TAKING POSSESSION OR CONTROL OF THE COLLATERAL OR ANY BOND OR SECURITY WHICH MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING AGENT TO EXERCISE ANY OF AGENT'S REMEDIES; (iv) THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS; AND (v) NOTICE OF ACCEPTANCE HEREOF. BORROWER ACKNOWLEDGES THAT THE FOREGOING WAIVERS ARE A MATERIAL INDUCEMENT TO AGENT'S AND EACH LENDER'S ENTERING INTO THIS AGREEMENT AND ThAT AGENT AND EACH LENDER IS RELYING UPON THE FOREGOING WAIVERS IN ITS FUTURE DEALINGS WITH BORROWER. BORROWER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THE FOREGOING WAIVERS WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

    12.17.  Advertisement.
            -------------

    Borrower hereby authorizes Agent to publish the name of Borrower and the amount of the credit facility provided hereunder in any "tombstone" or comparable advertisement which Agent elects to publish.

    IN WITNESS WHEREOF, this Agreement has been duly executed on the day and year specified at the beginning of this Agreement.


                        BORDEN CHEMICALS AND PLASTICS
                        OPERATING LIMITED PARTNERSHIP, a
                        Delaware limited partnership

                        By:  BCP MANAGEMENT, INC., a Delaware
                             corporation, its general partner


                             By /s/ [ILLEGIBLE]^^
                                ---------------------------
                             Its     CFO
                                 --------------------------

                       FLEET CAPITAL CORPORATION, a Rhode Island corporation, as Agent and a Lender


                       By    /s/ [ILLEGIBLE]^^
                             ---------------------
                       Title Senior Vice President
                             ---------------------

                       Revolving Loan Commitment: $43,000,000

                      CONGRESS FINANCIAL CORPORATION
                      (CENTRAL)


                      By    /s/ [ILLEGIBLE]^^
                            -------------------
                      Title    VP
                            -------------------

                      Revolving Loan Commitment: $20,000,000

                      HELLER FINANCIAL, INC.


                      By    /s/ [ILLEGIBLE]^^
                            ------------------------
                      Title Vice President
                            ------------------------

                      Revolving Loan Commitment: S 15,000,000

                      PNC BANK NA.


                      By    /s/ [ILLEGIBLE]^^
                            ----------------------
                      Title Vice President
                            ----------------------

                      Revolving Loan Commitment: $22,000,000

                                  APPENDIX A

                              GENERAL DEFINITIONS


        When used in the Loan and Security Agreement dated as of March 31, 2000, by and among Fleet Capital Corporation, individually and as Agent, the other financial institutions which are or become parties thereto and Borden Chemicals and Plastics Operating Limited Partnership, the following terms shall have the following meanings (terms defined in the singular to have the same meaning when used in the plural and vice versa):

        Account Debtor - any Person who is or may become obligated under or on
        --------------
    account of an Account.

        Accounts - (1) any accounts receivable (whether or not earned by
        --------
    performance), chattel paper, instruments, documents, general intangibles, trade acceptances, any other rights to receive installment, rental or other payments for, or relating to amounts due or to become due on account of, goods or equipment sold or leased or to be sold or leased or services rendered or to be rendered or funds advanced or loaned or to be advanced or loaned and other similar rights to payment of any kind, (ii) any proceeds of any of the foregoing and (iii) any interest in any property or asset of any kind (whether of the obligor with respect to such accounts receivable or any other person securing the payment of any item listed in clause (i) above).

        Affiliate - a Person (other than a Subsidiary): (i) which directly or
        ---------
    indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, a Person; (ii) which beneficially owns or holds 10% or more of any class of the Voting Stock of a Person; or (iii) 10% or more of the Voting Stock (or in the case of a Person which is not a corporation, 10% or more of the equity interest) of which is beneficially owned or held by a Person or a Subsidiary of a Person.

        Agent - Fleet Capital Corporation in its capacity as agent for the
        -----
    Lenders under the Agreement and any successor in that capacity appointed pursuant to subsection 11.11.

        Agreement - the Loan and Security Agreement referred to in the first
        ---------
    sentence of this Appendix A, all Exhibits and Schedules thereto and this Appendix A, as each of the same may be amended from time to time.

        Alternate Base Rate - the higher of (i) the rate of interest announced
        -------------------
    or quoted by Bank from time to time as its prime rate for commercial loans, whether or not such rate is the lowest rate charged by Bank to its most preferred borrowers, and if such prime rate for commercial loans is discontinued by Bank as a standard, a comparable reference rate designated by Bank in good faith as a substitute therefor shall be the Alternative Base Rate, and (ii) the Federal Funds Rate plus .50%.
                                          ----

    Applicable Margin - from the Closing Date to, but not including, the first
    -----------------
Adjustment Date (as hereinafter defined) the percentages set forth below with respect to the Base Rate Portion and the LIBOR Portions:

     Base Rate Portion            .25%
     LIBOR Portions              2.25%

    The percentages set forth above will be adjusted effective on the first day of the month following delivery by Borrower to Agent of the financial statements required to be delivered pursuant to subsection 8.1.3(ii) of the Agreement for each September, December, March and June beginning with the month ending September 30, 2000 (each such date an "Adjustment Date"), effective prospectively, by reference to the EBITDA/Interest Ratio for the quarter most recently ending in accordance with the following:

       EBITDA/                     LIBOR             Base Rate Portions
     Interest Ratio                Portions          -------------------
     --------------                ---------

less than l.5x                      2.50%                 .50%

equal to or greater                 2.25%                 .25%
than 1.5x but less
than 2.0x

equal to or greater                 2.00%                   0%
than 2.0x but less
than 2.5x

equal to or greater                 1.75%                   0%
than 2.5x but less
than 3.0x

equal to or greater                 1.50%                   0%
than 3.0x but less
than 4.0x
4.0x or greater                     1.25%                   0%


provided that, if Borrower fails to deliver the financial statements required to
--------
be delivered pursuant to subsection 8.1.3(ii) of the Agreement on or before the due date thereof, the interest rate shall automatically adjust to the highest interest rate set forth above, effective prospectively from such due date until the next Adjustment Date.

     Availability - the amount of additional money which Borrower is entitled to
     ------------
borrow from time to time as Revolving Credit Loans, such amount being the difference derived when the sum of the principal amount of Revolving Credit Loans then outstanding (including any amounts which Agent or any Lender may have paid for the account of Borrower pursuant to any of the Loan Documents and which have not been reimbursed by Borrower), the LC Amount and any reserves is subtracted from the Borrowing Base. If the amount outstanding is equal to or greater than the Borrowing Base, Availability is 0. When calculating "Availability" for purposes of subsection 8.3, the reference to the term "Borrowing Base" shall mean the amount generated by clause (ii) of the definition of that term, and, in Agent's discretion, Availability shall be reduced by the amount of all overdue trade payables.

    Bank - Fleet National Bank.
    ----

    Base Rate Portion - that portion of the Revolving Credit Loans that is not
    -----------------
subject to a LIBOR Option.

    BCPM - as defined in subsection 10.1.10 of the Agreement.
    ----

    Borrowing Base - as at any date of determination thereof, an amount equal to
    --------------
the lesser of:

        (i) $100,000,000; or

        (ii) an amount equal to 85% of the net amount of Eligible Accounts outstanding at such date, plus 65% of the net amount of Eligible Inventory
                              ----
    exclusive of "caustic," "additive" and "solvent" inventories at such date, plus 50% of the net amount of Eligible Inventory consisting of "caustic,"
    ----
    "additive" and "solvent" inventories at such date, plus the lesser of
                                                       ----
    $17,000,000 and 5% of "Consolidated Net Tangible Assets" (as defined in the Indenture referred to on Exhibit 8.23) as of the last day of the calendar
                             ------------
    quarter most recently ended and for which financial statements have been delivered under subsection 8.1.3(ii). Notwithstanding the foregoing, the aggregate amount attributable to Eligible Inventory pursuant to this clause
    (ii) will not exceed 60% of the Borrowing Base.

    For purposes hereof, the net amount of Eligible Accounts at any time shall be the face amount of such Eligible Accounts less any and all returns, rebates, discounts (which may, at Agent's option, be calculated on shortest terms), credits, allowances or excise taxes of any nature at any time issued, owing, claimed by Account Debtors, granted, outstanding or payable in connection with such Accounts at such time. For purposes hereof, the amount of Eligible Inventory shall be determined on a first-in, first-out, lower of cost or market basis in accordance with GAAP.

    Accounts and Inventory acquired by Borrower pursuant to any merger, consolidation or acquisition consummated pursuant to subsection 8.2.1 or 8.2.11 Shall not be Eligible Accounts or Eligible Inventory unless consented to by Agent in writing.

    Business Day - (i) when used with respect to the LIBOR Option, shall mean a
    ------------
day on which dealings may be effected in deposits of United States Dollars in the London interbank foreign currency deposits market and on which Agent is conducting and other banks may conduct business in London, England, in the State of Wisconsin or the State of Illinois and (ii) when used with respect to any other provision of the Agreement, any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of Wisconsin or the State of Illinois or is a day on which banking institutions located in either of such states are closed.

    Capital Expenditures - expenditures made or liabilities incurred for the
    --------------------
acquisition of any fixed assets or improvements, replacements, substitutions or additions thereto which have a useful life of more than one year, to the extent reflected in the Borrower's financials as additions to plant property and equipment in accordance with GAAP including the total principal portion of Capitalized Lease Obligations to the extent first recorded in the period with respect to which Capital Expenditures is being recorded.

    Capitalized Lease Obligation - any Indebtedness represented by obligations
    ----------------------------
under a lease that is capitalized for financial reporting purposes in accordance with GAAP.

    Cash Interest Expense - with respect to any period of determination, Limited
    ---------------------
Partner's and its Subsidiaries' Consolidated interest expense paid in cash for such period (net of interest income), including, without limitation, the interest portion of Capitalized Lease Obligations, as determined in accordance with GAAP.

    Closing Date - the date on which all of the conditions precedent in Section
    ------------
9 of the Agreement are satisfied and the initial Loan is made or the initial Letter of Credit or LC Guaranty is issued under the Agreement.

    Code - the Uniform Commercial Code as adopted and in force in the State of
    ----
Illinois, as from time to time in effect.

    Collateral - all of the Property and interests in Property described in
    ----------
Section 5 of the Agreement, and all other Property and interests in Property, if any, that now or hereafter secure the payment and performance of any of the Obligations.

    Consolidated - the consolidation in accordance with GAAP of the accounts or
    ------------
other items as to which such term applies.

    Current Assets - at any date means the amount at which all of the current
    --------------
assets of a Person would be properly classified as current assets shown on a balance sheet at such date in accordance with GAAP.

    Default - an event or condition the occurrence of which would, with the
    -------
lapse of time or the giving of notice, or both, become an Event of Default.

    Default Rate - as defined in subsection 2.1.2 of the Agreement.
    ------------

    Distribution - in respect of any Person means and includes: (i) the payment
    ------------
of any dividends or other distributions on Securities (except distributions in such Securities) and (ii) the redemption or acquisition of Securities of such Person, as the case may be, unless made contemporaneously from the net proceeds of the sale of Securities. Distribution shall also include, in the case of Borrower and its Subsidiaries, the making of any prepayment, redemption or acquisition of the 9.5% Notes Due 2005 of Borrower and BCP Finance Corporation, a Delaware corporation, or any obligations relating thereto, which 9.5% Notes Due 2005 were issued pursuant to the Indenture dated as of May 1, 1995.

    Dominion Account - a special bank account or accounts of Agent established
    ----------------
by Borrower pursuant to subsection 6.2.4 of the Agreement at banks selected by Borrower, but acceptable to Agent in its reasonable discretion, and over which Agent shall have sole and exclusive access and control for withdrawal purposes.

    EBITDA - with respect to any period, the sum of Limited Partner's and its
    ------
Subsidiaries' Consolidated net earnings (or loss) before (i) interest expense, income taxes, depreciation and amortization for said period (but excluding any extraordinary gains for such period), (ii) non-recurring charges and losses associated with changes in accounting practices and dispositions of Borrower's nitrogen or methanol businesses and (iii) additional non-recurring or non-cash losses or charges and extraordinary losses not to exceed (in the case of all items set forth in this clause (iii) taken as a whole) $ 10,000.000, all as determined in accordance with GAAP.

    EBITDA/Interest Ratio - EBITDA for the twelve month period most recently
    ---------------------
ended divided by Cash Interest Expense for such period; provided that when
      -------                                           --------
determining the EBITDA/Interest Ratio as of September 30, 2000, the nine month period then ended shall be substituted for the twelve month period then ended.

    Eligible Account - an Account arising in the ordinary course of the business
    ----------------
of Borrower from the sale of goods or rendition of services which Agent, in its reasonable credit judgment, deems to be an Eligible Account. Without limiting the generality of the foregoing, no Account shall be an Eligible Account if:

        (1) it arises out of a sale made by Borrower to a Subsidiary of Borrower or an Affiliate of Borrower (other than Borden, Inc.) or to a Person controlled by an Affiliate of Borrower (other than Borden, Inc.); or

        (ii) it remains unpaid more than 90 days after the original invoice date (120 days for not more than $1,000,000 of Accounts at any one time) or more than 60 days after the original due date; or

    (iii) it is owed by an Account Debtor and the total unpaid Accounts of such Account Debtor exceed 25% of the net amount of all Eligible Accounts, but only to the extent of such excess; or

    (iv) it is owed by an Account Debtor and more than 25% of the total unpaid Accounts of such Account Debtor remain unpaid more than 60 days after the original due date; or

    (v) any covenant, representation or warranty contained in the Agreement with respect to such Account has been breached; or

    (vi) the Account Debtor is also a creditor or supplier of Borrower or any Subsidiary of Borrower, or the Account Debtor has disputed liability with respect to such Account, or the Account Debtor has made any claim or deduction with respect to any other Account due from such Account Debtor to Borrower or any Subsidiary of Borrower, or the Account otherwise is or may become subject to right of setoff by the Account Debtor, provided, that any such Account shall be
                                       --------
eligible to the extent such amount thereof exceeds such contract, dispute, claim, deduction, setoff or similar right, provided, that when calculating the
                                           --------
foregoing the then outstanding amount owing by Borrower to BASF with respect to the purchase by Borrower of the acetylene plant in Geismar, Louisiana will be treated as a claim of BASF and therefor reduce Eligible Accounts, and provided
                                                                      --------
that any such Account owing by Borden, Inc. shall be eligible following receipt by Agent of a "no-offset" letter from Borden, Inc. in a form satisfactory to Agent; or

    (vii) the Account Debtor has commenced a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or made an assignment for the benefit of creditors, or a decree or order for relief has been entered by a court having jurisdiction in the premises in respect of the Account Debtor in an involuntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other petition or other application for relief under the federal bankruptcy laws, as now constituted or hereafter amended, has been filed against the Account Debtor, or if the Account Debtor has failed, suspended business, ceased to be Solvent, or consented to or suffered a receiver, trustee, liquidator or custodian to be appointed for it or for all or a significant portion of its assets or affairs; or

    (viii) it arises from a sale to an Account Debtor outside the United States; or

    (ix) (a) it arises from a sale to the Account Debtor on a bill-and-hold or consignment basis; or (b) any Account that is subject to a reserve established by Borrower or any of its Subsidiaries for potential returns or refunds, to the extent of such reserve; or

    (x) the Account Debtor is the United States of America or any department, agency or instrumentality thereof, unless Borrower or any such Subsidiary, as applicable, assigns its right to payment of such Account to Agent, in a manner satisfactory to Agent, in its reasonable credit judgment, so as to comply with the Assignment of Claims Act of 1940 (31 U.S.C. (S)203 et
                                                                         --
seq., as amended); or
---

    (xi) it is not at all times subject to Agent's duly perfected, first priority security interest and to no other Lien that is not a Permitted Lien; or

    (xii) the goods giving rise to such Account have not been delivered to and accepted by the Account Debtor or the services giving rise to such Account have not been performed by Borrower and accepted by the Account Debtor or the Account otherwise does not represent a final sale; or

    (xiii) the Account is evidenced by chattel paper or an instrument of any kind, or has been reduced to judgment; or

    (xiv) the goods or services giving rise to such Account were not produced or rendered in accordance with the terms and conditions of the applicable purchase order, contract or other document relating thereto and forming a part of the agreement between Borrower and the Account Debtor; or

    (xv) the Account is not for a liquidated amount maturing on the due date set forth in the applicable invoice; or

    (xvi) there are facts, events or occurrences which in any way impair the validity or enforceability of the Account or tend to reduce the amount payable thereunder; or

    (xvii) the Account Debtor did not have the capacity to contract at the time any contract, agreement or document giving rise to the Account was executed or otherwise agreed upon; or

    (xviii) there are proceedings or actions which are threatened or pending against the Account Debtor thereunder which might result in any material adverse change in such Account Debtor's financial condition or the collectibility of such Account; or

    (xix) Borrower or a Subsidiary of Borrower has made any agreement with the Account Debtor for any extension, compromise, settlement or modification of the Account or any deduction therefrom, except for discounts or allowances which are made in the ordinary course of business for prompt payment or to meet competitive industry pricing and which discounts or allowances are reflected in the calculation of the face value of each invoice related to such Account.

    Eligible Inventory - Inventory of a Borrower (other than scrap resin, boxes
    ------------------
and other packaging materials and supplies, tooling, samples and literature) if:

        (i) it is raw materials, work in process that is readily marketable in its current form or finished goods;

        (ii) it is in good, new and saleable condition;

        (iii) it is not spoiled, slow-moving, obsolete or unmerchantable as determined by Agent using reasonable criteria;

        (iv) it meets all standards imposed by any governmental agency or authority;

        (v) it conforms in all respects to any covenants, warranties and representations set forth in the Agreement;

        (vi) it is at all times subject to Agent's duly perfected, first priority security interest and no other Lien except a Permitted Lien; and

        (vii) it is situated at a location in compliance with the Agreement, or is in transit between facilities of Borrower or in transit to terminals and consignees (it being understood that all other Inventory in transit of Borrower will not be Eligible Inventory), provided that Inventory situated
                                              --------
    at a location not owned by Borrower will be Eligible Inventory only if Agent has received a satisfactory landlord's agreement or bailee letter, as applicable, with respect to such location, provided that Inventory located
                                               --------
    at vendors will not be Eligible under any circumstances and provided that
                                                                --------
    the maximum amount of Inventory located at terminals and with consignees which can be Eligible will be $16,000,000 in the aggregate (increased by up to an additional $9,000,000 in the discretion of Agent).

    Environmental Laws - all federal, state and local laws, rules, regulations,
    ------------------
ordinances, orders and consent decrees relating to pollution or the protection of the environment.

    Equipment - all machinery, apparatus, equipment, fittings, furniture,
    ---------
fixtures, motor vehicles and other tangible personal Property (other than Inventory) of every kind and description used in the operations of Borrower or owned by Borrower or in which Borrower has an interest, whether now owned or hereafter acquired by Borrower and wherever located, and all parts, accessories and special tools and all increases and accessions thereto and substitutions and replacements therefor.

    ERISA - the Employee Retirement Income Security Act of 1974, as amended, and
    -----
all rules and regulations from time to time promulgated thereunder.

    Event of Default - as defined in Section 10.1 of the Agreement.
    ----------------

    Federal Funds Rate - shall mean, for any day, the weighted average of the
    ------------------
per annum rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for the day of such transactions received by Agent from 3 federal funds brokers of recognized standing selected by it.

    GAAP - generally accepted accounting principles in the United States of
    ----
America in effect from time to time.

    General Intangible1es - all personal property of Borrower (including
    ---------------------
things in action) other than goods, Accounts, chattel paper, documents, instruments and money, whether now owned or hereafter created or acquired by Borrower.

    Guarantors - each Person who now or hereafter guarantees payment or
    ----------
performance of the whole or any part of the Obligations in favor of Agent.

    Guaranty Agreements - each guaranty hereafter executed by any Guarantor in
    -------------------
favor of Agent.

    Hedge Agreements - interest rate swaps, caps or collar agreements, interest
    ----------------
rate future or option contracts, currency swap agreements, currency future or option contracts, commodities swap agreements, commodity future or option contracts and other similar agreement entered into by Borrower to protect Borrower or any of its Subsidiaries against fluctuations in interest rates, currency exchange rates and commodity rates.

    Indebtedness - as applied to a Person means, without duplication:
    ------------

        (1) all items which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person as at the date as of which Indebtedness is to be determined, including, without limitation, Capitalized Lease Obligations;

        (ii) all obligations of other Persons which such Person has guaranteed,

        (iii) all reimbursement obligations in connection with letters of credit or letter of credit guaranties issued for the account of such Person;

        (iv) all obligations under Hedge Agreements; and

        (v) in the case of Borrower (without duplication), the Obligations.

    Intellectual Property - means: (i) United States, international, and foreign
    ---------------------
patents and patent applications, (ii) trademarks and service marks, whether or not registered, including all common law rights, and registrations and applications for registration thereof and other source identifiers (including Internet domain names), (iii) copyrights, whether or not registered, and registrations and applications for registration thereof, including copyrights in computer software and databases and (iv) confidential and proprietary information, including trade secrets.

    Inventory - all of the inventory of Borrower, whether now owned or hereafter
    ---------
acquired (including inventory purchased on account), including, but not limited to, all goods intended for sale or lease by Borrower, or for display or demonstration; all work in process; all raw materials and other materials and supplies of every nature and description used or which might be used in connection with the manufacture, printing, packing, shipping, advertising, selling, leasing or furnishing of such goods or otherwise used or consumed in the business of Borrower; and all documents evidencing and General Intangibles relating to any of the foregoing, whether now owned or hereafter acquired by Borrower; in each case to the extent constituting "inventory" under Section 9-109(4) of the Uniform Commercial Code as in effect in the State of New York.

    Investment Property - all of the investment property of Borrower, whether
    -------------------
now owned or hereafter acquired, including, but not limited to, all Securities (certificated or uncertificated), securities accounts, securities entitlements, commodity accounts and commodity contracts.

    LC Amount - at any time, the aggregate undrawn face amount of all Letters of
    ---------
Credit and LC Guaranties then outstanding.

    LC Guaranty - any guaranty pursuant to which Agent or any Affiliate of Agent
    -----------
shall guaranty the payment or performance by Borrower of its reimbursement obligation under any letter of credit.

    LC Obligations - Any Obligations that arise from any draw against any Letter
    --------------
of Credit or against any Letter of Credit supported by an LC Guaranty.

    Legal Requirement - any requirement imposed upon Agent or any Lender by any
    -----------------
law of the United States of America or the United Kingdom or by any regulation, order, interpretation, ruling or official directive (whether or not having the force of law) of the Federal Reserve Board, the Bank of England or any other board, central bank or governmental or administrative agency, institution or authority of the United States of America, the United Kingdom or any political subdivision of either thereof.

    Letter of Credit - any letter of credit issued by Agent or any Affiliate of
    ----------------
Agent for the account of Borrower.

    LIBOR Interest Payment Date - the first day of each calendar month during
    ---------------------------
the applicable LIBOR Period and the first day of the calendar month immediately following termination of the LIBOR Period.

    LIBOR Option - the option granted pursuant to subsection 2.3 of the
    ------------
Agreement to have the interest on all or any portion of the principal amount of the Loans based on a LIBOR Rate.

    LIBOR Period - any period of 1 month, 2, months, 3 months or 6 months
    ------------
commencing on a Business Day, selected as provided in subsection 2.3(i);

provided, that no LIBOR Period shall extend beyond the last day of the Term,
--------
unless Borrower and Lenders have agreed to an extension of the Term beyond the expiration of the LIBOR Period in question. If any LIBOR Period so selected shall end on a date that is not a Business Day, such LIBOR Period shall instead end on the next preceding or succeeding Business Day as determined by Agent in accordance with the then current banking practice in London; provided, that
                                                             --------
Borrower shall not be required to pay double interest, even though the preceding LIBOR Period ends and the new LIBOR Period begins on the same day. Each determination by Agent of the LIBOR Period shall, in the absence of manifest error, be conclusive.

    LIBOR Portion - that portion of the Revolving Credit Loans specified in a
    -------------
LIBOR Request (including any portion of Revolving Credit Loans which is being borrowed by Borrower concurrently with such LIBOR Request) which is not less than $500,000 and is an integral multiple of $100,000, which does not exceed the outstanding balance of Revolving Credit Loans not already subject to a LIBOR Option and, which, as of the date of the LIBOR Request specifying such LIBOR Portion, has met the conditions for basing interest on the LIBOR Rate in Section
2.3 of the Agreement and the LIBOR Period of which was commenced and not terminated.

    LIBOR Rate - with respect to any LIBOR Portion for the related LIBOR Period,
    ----------
an interest rate per annum (rounded upwards, if necessary, to the next higher 1/8 of 1%) equal to the product of (i) the Base LIBOR Rate (as hereinafter defined) multiplied by (ii) Statutory Reserves. For purposes of this definition,
         ----------
the term "Base LIBOR Rate" shall mean the rate (rounded upwards, if necessary, to the next higher 1/8 of 1%) at which deposits of U.S. dollars approximately equal in principal amount to the LIBOR Portion specified in the applicable LIBOR Request are offered to Agent by prime banks in the London interbank foreign currency deposits market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such LIBOR Period, for delivery on the first day of such LIBOR Period. Each determination by Agent of any LIBOR Rate shall, in the absence of manifest error, be conclusive.

    LIBOR Request - a notice in writing (or by telephone confirmed by telex,
    -------------
telecopy or other facsimile transmission on the same day as the telephone request) from Borrower to Agent requesting that interest on a Revolving Credit Loan be based

                                     A-ll
on the LIBOR Rate, specifying: (i) the first day of the LIBOR Period; (ii) the length of the LIBOR Period consistent with the definition of that term; and
(iii) the dollar amount of the LIBOR Portion, consistent with the definition of such terms.

    Lien - any interest in Property securing an obligation owed to, or a claim
    ----
by, a Person other than the owner of the Property, whether such interest is based on common law, statute or contract. The term "Lien" shall also include rights of seller under conditional sales contracts or title retention agreements, reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting Property. For the purpose of the Agreement, Borrower shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes.

    Limited Partner - Borden Chemicals and Plastics Limited Partnership, a
    ---------------
Delaware limited partnership.

    Loan Account - the loan account established on the books of Agent pursuant
    ------------
to Section 3.5 of the Agreement.

    Loan Documents - the Agreement, the Other Agreements and the Security
    --------------
Documents.

    Loans - all loans and advances of any kind made by Agent or any Lender
    -----
pursuant to the Agreement.

    Majority Lenders - as of any date, Lenders holding 51% or more of the
    ----------------
aggregate Revolving Loan Commitments, provided that if at any time there are
                                      --------
three or fewer Lenders, at least two of such Lenders shall be required to constitute "Majority Lenders".

    Material Adverse Effect - (i) a material adverse effect on the business,
    -----------------------
financial condition, operation, performance or properties of Borrower, (ii) a material adverse effect on the rights and remedies of Agent or Lenders under the Loan Documents, or (iii) the material impairment of the ability of Borrower to perform their obligations hereunder or under any Loan Document.

    Money Borrowed - means, without duplication, (i) Indebtedness arising from
    --------------
the lending of money by any Person to Borrower or any of its Subsidiaries; (ii) Indebtedness, whether or not in any such case arising from the lending by any Person of money to Borrower or any of its Subsidiaries, (1) which is represented by notes payable or drafts accepted that evidence extensions of credit, (2) which constitutes obligations evidenced by bonds, debentures, notes or similar instruments, or (3) upon which interest charges are customarily paid (other than accounts payable) or that was issued or assumed as full or partial payment for Property; (iii) Indebtedness that constitutes a Capitalized Lease Obligation; (iv) reimbursement obligations with respect to letters of credit or guaranties of letters of credit and (v) Indebtedness of Borrower or any of its Subsidiaries under any guaranty of obligations that would constitute Indebtedness for Money Borrowed under clauses
(i) through (iii) hereof, if owed directly by Borrower or any of its Subsidiaries. Money Borrowed shall not include trade payables or accrued expenses.

    Mortgages - All mortgages, deeds of trust and comparable documents now or at
    ---------
any time hereafter securing the whole or any part of the Obligations.

    Multiemployer Plan - has the meaning set forth in Section 4001(a)(3) of
    ------------------
ER1SA.

    Obligations - all Loans, all LC Obligations, the LC Amount and all other
    -----------
advances, debts, liabilities, obligations, covenants and duties, together with all interest, fees and other charges thereon, owing, arising, due or payable from Borrower to Agent, for its own benefit and the benefit of the Lenders, or from Borrower to Bank, of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, in each case arising under the Agreement or any of the other Loan Documents, whether direct or indirect (including those acquired by assignment), absolute or contingent, primary or secondary, due or to become due, now existing or hereafter arising and however acquired, including without limitation any obligations owing to Agent, any Lender or Bank under any Hedge Agreement.

    Other Agreements - any and all agreements, instruments and documents (other
    ----------------
than the Agreement and the Security Documents), heretofore, now or hereafter executed by Borrower, any Subsidiary of Borrower or any other third party and delivered to Agent in respect of the transactions contemplated by the Agreement.

    Permitted Liens - any Lien of a kind specified in subsection 8.2.5 of the
    ---------------
Agreement.

    Permitted Purchase Money Indebtedness - Purchase Money Indebtedness of
    -------------------------------------
Borrower incurred after the date hereof which is secured by a Purchase Money Lien and the principal amount of which, when aggregated with the principal amount of all other such Indebtedness and Capitalized Lease Obligations of Borrower and its Subsidiaries at the time outstanding, does not exceed $50,000,000. For the purposes of this definition, the principal amount of any Purchase Money Indebtedness consisting of capitalized leases (as opposed to operating leases) shall be computed as a Capitalized Lease Obligation.

    Person - an individual, partnership, corporation, limited liability company,
    ------
joint stock company, land trust, business trust, or unincorporated organization, or a government or agency or political subdivision thereof.

    Plan - an employee benefit plan now or hereafter maintained for employees of
    ----
Borrower or any of its Subsidiaries that is covered by Title IV of ERISA.

    Projections - Borrower's forecasted Consolidated (i) balance sheets, (ii)
    -----------
profit and loss statements, (iii) cash flow statements, and (iv) capitalization statements, all prepared on a consistent basis with the historical financial statements of Borrower and its Subsidiaries, together with appropriate supporting details and a statement of underlying assumptions.

    Property - any interest in any kind of property or asset, whether real,
    --------
personal or mixed, or tangible or intangible.

    Purchase Money Indebtedness - means and includes (i) Indebtedness (other
    ---------------------------
than the Obligations) for the payment of all or any part of the purchase price of any fixed assets, (ii) any Indebtedness (other than the Obligations) incurred at the time of or within 10 days prior to or after the acquisition of any fixed assets for the purpose of financing all or any part of the purchase price thereof, and (iii) any renewals, extensions or refinancings thereof, but not any increases in the principal amounts thereof outstanding at the time.

    Purchase Money Lien - a Lien upon fixed assets which secures Purchase Money
    --------------------
Indebtedness, but only if such Lien shall at all times be confined solely to the fixed assets the purchase price of which was financed through the incurrence of the Purchase Money Indebtedness secured by such Lien.

    Reportable Event - any of the events set forth in Section 4043(b) of ERISA.
    ----------------

    Restricted Investment - any investment made in cash or by delivery of
    ----------------------
Property to any Person, whether by acquisition of stock, Indebtedness or other obligation or Security, or by loan, advance or capital contribution, or otherwise, or in any Property except the following:

        (i) investments by Borrower, to the extent existing on the Closing Date, in one or more Subsidiaries of Borrower;

        (ii)  Property to be used in the ordinary course of business;

        (iii) Current Assets arising from the sale of goods and services in the ordinary course of business of Borrower or any of its Subsidiaries;

        (iv) investments in direct obligations of the United States of America, or any agency thereof or obligations guaranteed by the United States of America, provided that such obligations mature within one year from the date
             --------
    of acquisition thereof;

        (v) investments in certificates of deposit maturing within one year from the date of acquisition and fully insured by the Federal Deposit Insurance Corporation;

        (vi) investments in commercial paper given the highest rating by a national credit rating agency and maturing not more than 270 days from the date of creation thereof;

        (vii) investments in money market, mutual or similar funds having assets in excess of $100,000,000 and the investments of which are limited to investment grade securities;

        (viii) investments otherwise expressly permitted pursuant to the Agreement; and

        (ix) other investments made at such time as Borrower has demonstrated to the satisfaction of Agent that average daily Availability, during the immediately preceding ninety days, exceeded $50,000,000 and after giving effect to the making of such investment Availability will exceed $50,000,000.

    Revolving Credit Loan - a Loan made by Lender pursuant to Section 1.1 of the
    ---------------------
Agreement.

    Revolving Loan Commitment - With respect to any Lender, the amount of such
    -------------------------
Lender's commitment pursuant to subsection 1.1.1 of the Agreement, as set forth below such Lender's name on the signature page hereof.

    Revolving Loan Percentage - With respect to each Lender, the percentage
    --------------------------
equal to the quotient of such Lender's Revolving Loan Commitment divided by the
                                                                 ------- --
aggregate of all Revolving Loan Commitments.

    Security(ies) - shall mean, collectively all shares of stock, partnership
    ------------
interests, membership interests, membership units or other ownership interests.

    Security Documents - the Guaranty Agreements, the Mortgages and all other
    ------------------
instruments and agreements now or at any time hereafter securing the whole or any part of the Obligations.

    Solvent - as to any Person, such Person (i) owns Property whose fair
    -------
saleable value is greater than the amount required to pay all of such Person's Indebtedness (including contingent debts discounted based on the likelihood of their having to be paid), (ii) is able to pay all of its Indebtedness as such Indebtedness matures and (iii) has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage.

          Statutory Reserves - a fraction (expressed as a decimal) the numerator
          ------------------
of which is the number one, and the denominator of which is the number one minus
                                                                           -----
the aggregate of the maximum reserve percentages (including, without limitation, any marginal, special, emergency or supplemental reserves), expressed as a decimal, established by the Board of Governors of the Federal Reserve System and any other banking authority to which Lender is subject for Eurocurrency Liabilities (as defined in Regulation D of the Board of Governors of the Federal Reserve System or any successor thereto). Such reserve percentages shall include, without limitation, those imposed under such Regulation D. LIBOR Portions shall be deemed to constitute Eurocurrency Liabilities and as such shall be deemed to be subject to such reserve requirements without benefit of or credit for proration, exceptions or offsets which may be available from time to time to any Lender under such Regulation D. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

          Subsidiary - any Person of which another Person owns, directly or
          ----------
     indirectly through one or more intermediaries, more than 50% of the Voting Stock at the time of determination.

          Tax - in relation to any LIBOR Portion and the applicable LIBOR Rate,
          ---
     any tax, levy, impost, duty, deduction, withholding or charges of whatever nature required by any Legal Requirement (i) to be paid by any Lender and/or (ii) to be withheld or deducted from any payment otherwise required hereby to be made by Borrower to any Lender; provided, that the term "Tax"
                                                  --------
     shall not include any taxes imposed upon the income of any Lender or franchise taxes.

          Term - as defined in Section 4.1 of the Agreement.
          ----

          Total Credit Facility - $100,000,000.
          ---------------------

          Voting Stock - Securities of any class or classes of a corporation,
          ------------
     limited partnership or limited liability company or any other entity the holders of which are ordinarily, in the absence of contingencies, entitled to vote with respect to the election of corporate directors (or Persons performing similar functions).

          Other Terms. All other terms contained in the Agreement shall have,
          -----------
when the context so indicates, the meanings provided for by the Code to the extent the same are used or defined therein.

          Certain Matters of Construction. The terms "herein", "hereof" and
          -------------------------------
"hereunder" and other words of similar import refer to the Agreement as a whole and not to any particular section, paragraph or subdivision. Any pronoun used shall be deemed to cover all genders. The section titles, table of contents and list of exhibits appear as a matter of convenience only and shall not affect the interpretation of the Agreement. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations.

All references to any of the Loan Documents shall include any and all modifications thereto and any and all extensions or renewals thereof.

                        LIST OF EXHIBITS AND SCHEDULES

Exhibit 6.1.1    Borrower's Business Locations
Exhibit 6.3      Inventory Report
Exhibit 7.1.1 Jurisdictions in Which Borrower and Its Subsidiaries Are Authorized to Do Business
Exhibit 7.1.4    Capital Structure of Borrower and each Subsidiary
Exhibit 7.1.5    Names
Exhibit 7.1.13   Surety Obligations
Exhibit 7.1.14   Tax Identification Numbers of Subsidiaries
Exhibit 7.1.15   Brokers' Fees
Exhibit 7.1.16   Patents, Trademarks, Copyrights and Licenses
Exhibit 7.1.19   Contracts Restricting Right to Incur Debts
Exhibit 7.1.20   Litigation
Exhibit 7.1.22   Capitalized and Operating Leases
Exhibit 7.1.23   Pension Plans
Exhibit 7.1.24   Trade Relations
Exhibit 7.1.25   Labor Relations
Exhibit 8.1.3    Compliance Certificate
Exhibit 8.2.3    Existing Indebtedness
Exhibit 8.2.5    Permitted Liens
Exhibit 8.3      Financial Covenants

                                 EXHIBIT 6.1.1

                              BUSINESS LOCATIONS

1.   Borrower currently has the following business locations, and no others:

     Chief Executive Office: Hwy 73, Geismar, LA 70734

     Other Locations: 8600 Hwy 1 South, Addis, LA 70710; Hwy 36, Illiopolis, IL 62539

2. Borrower maintains its books and records relating to Accounts and General Intangibles at: Hwy 73, Geismar, LA 70734

3.. Borrower has had no office, place of business or agent for process located in any county other than as set forth above, except: see 7. below.


4. Each Subsidiary currently has the following business locations, and no others:

     Chief Executive Office: Hwy 73, Geismar, LA 70734

     Other Locations: None


5. Each Subsidiary maintains its books and records relating to Accounts and General Intangibles at: Hwy 73, Geismar, LA 70734


6. Each Subsidiary has had no office, place of business or agent for process located in any county other than as set forth above.


                       Exhibit 6.1.1 - Page 1

7. The following bailees, warehouseman, similar parties and consignees hold inventory of Borrower or one of its Subsidiaries:

--------------------------------------------------------------------------------------------------
  Name and Address of Party      Nature of Relationship     Amount of Inventory        Owner of
  -------------------------      ----------------------     ------------------         --------
                                                                                       Inventory
                                                                                       ---------
--------------------------------------------------------------------------------------------------
  See attached pages.            Consignment inventory      See attached @             Borrower
                                 and inventory @            2/29/00.
                                 terminal locations.
--------------------------------------------------------------------------------------------------

                            Exhibit 6.1.1 - Page 2

Consignment Customers and         Value@
Adresses:                         2/29/00


AEP Industries                    $8 10.208
1201 Pine Hill Road
Griffin, GA 30224
Kent Nicholson

AEP Industries                    $ 425,408
595 Coronation Drive
West Hill, ON Canada
MIE4R9
Cindi Ritter

AEP Industries                    $ 219,104
12631 156th Street
Edmonton, AB Canada
T5V1EI
Maurice Ryan

Culmac                            $  59,211
3720 South Venoy Road
Wayne, MI 48184
Michelle Braidwood

DIAB/Divinycell International     $  21,528
315 Seahawk Drive
DeSoto, TX 75115
Rusty Thompson

Freedom Plastics, Inc.            $ 952,248
P.O. Box 1488
215 South Arch Street
Janesville, WI 53547
Mark Schiceim

                            Exhibit 6.1.1 - Page 3

ISP Chemicals, Inc.                               $      0
Highway 95
Industrial Area
Calvert City, KY 42029
Rita Cannon

Sandusky Limited                                  $105,424
3130 West Monroe Street
Sandusky, OH 44870-1832
Jerry Baum

Domco Tarkett                                     $408,584
Route 94
Vails Gate, NY 12584
Jim Queen

Armstrong World Industries, Inc.                  $ 61,517
c/o Miller Truck Lines
Highway 99
Stroud, OK 74079
Junior Gilman

Armstrong World Industries, Inc.                  $ 20,315
c/o A-1 Transfer
3324 North Park Drive
Stillwater, OK 74075
Danny Randolph - mailing address
3111 North Marine St.
Stillwater, OK 74075

E A R Specialty Composites                        $134,616
Aearo
Corporation
7911 Zionsville Road
Indianapolis, IN 46268
Bill Bogden

                            Exhibit 6.1.1 - Page 4

East Tennesse Cartage                                                    $21,552
100 Meadowview Lane
Kingsport, TN 37660
Rick Wagner

Lydall, Inc.                                                             $16,728
Composite Materials
Division
P.O. Box 599                 230 Industrial Park Drive
Covington, TN
38019
Oma Fiedler

Eastman Chemical Co.                                                     $40,150
P.O. Box 511                 2800 Gap Road Hwy 394
Kingsport, TN 37622          Magnus, AR 72501
Debbie Hileman

Omnova Solutions, Inc.       Bulkmatic                                   $     0
                             terminal
P.O. Box Omnova              Pitcairn Yard, Lease track
Jeanette, PA 15644           #548
Mike Demark                  Pitcairn, PA 15140

                             Omnova
                             Solutions
                             133 Yorkville Road
                             East Columbus, MS 39702

                            Exhibit 6.1.1 -- Page 5

Terminal
Information:

Acct #           Address                          Phone #

90403            D&S Warehouse                    302-731-7440
                 104 Alan Drive
                 Harmony Industrial Park
                 Newark,DE 19711

90409            Delaware Express                 410-392-2486
                 271 Rear Franklin Street
                 Worcester, MA 01604

90412            Delaware Express                 410-392-2486  *There is no
                                                                physical address
                 Edgemoor, DE

90459            Bulkmatic Services               770-441-5060
                 2325 Weaver Way
                 Doraville GA 30340

90466            Delaware Express                 410-392-2486
                 500 Kentile Road
                 South Plainfield, NJ
                 07080

90473            CSX Bids Terminal                410-392-2486
                 1205 Centerville Road
                 Wilmington, DE 19808

At our PDI terminal
in Canada:
We have two transfer stations in Canada and these are their addresses:


For our Lachine (PDI) station the                 905-878-6448
address is:
     1111 12th Avenue North
     Lachine, Quebec H8S 4K9

For our Streetsville (PDI) station the address    same phone #
is:

     359 Wheelabrator Way
     Milton, ON L9T 3C1

                            Exhibit 6.1.1 -- Page 6

                                  EXHIBIT 6.3

                               INVENTORY REPORT

                   To be agreed upon by Agent and Borrower.

                             Exhibit 6.3 - Page 1

                                 EXHIBIT 7.1.1

                        JURISDICTIONS IN WHICH BORROWER
                             AND ITS SUBSIDIARIES
                         ARE AUTHORIZED TO DO BUSINESS

================================================================================
          Company                                       Jurisdiction
================================================================================
          Borrower                                         Delaware

                                                           Illinois

                                                           Louisiana

                                                              Ohio
-------------------------------------------------------------------------------
      BEV Management, LLC                                   Delaware

                                                           Louisiana
-------------------------------------------------------------------------------
       BCP Finance Corp.                                    Delaware
-------------------------------------------------------------------------------
        Monochem, Inc.                                     Louisiana
-------------------------------------------------------------------------------
     VEI Limited Partnership                                Delaware

                                                           Louisiana
-------------------------------------------------------------------------------

                            Exhibit 7.1.1 -- Page 1

                                 EXHIBIT 7.7.4

                               CAPITAL STRUCTURE

1. The class and the number of authorized and issued Securities of Borrower and each of its Subsidiaries and the record owner of such Securities are as follows:

Borrower:
--------

     Class of          Number of Securities         Record Owners           Number of Securities
    Securities        Issued and Outstanding        -------------          Authorized but Unissued
    ----------        ----------------------                               -----------------------
-----------------------------------------------------------------------------------------------------
general                 1.0101%                      BCP                       N/A
partnership                                          Management, Inc.
interest
-----------------------------------------------------------------------------------------------------
limited                 98.9899%                     Borden                    N/A
partnership                                          Chemicals &
interest                                             Plastics Limited
                                                     Partnership
-----------------------------------------------------------------------------------------------------
Subsidiaries:
------------

-----------------------------------------------------------------------------------------------------
         Class of          Number of Securities       Record Owners         Number of Securities
        Securities         Issued and Outstanding     -------------         Authorized but Unissued
        ----------         ----------------------                           -----------------------
-----------------------------------------------------------------------------------------------------
           BEV                Managing Member           Borrower                     N/A
       Management,
           LLC
-----------------------------------------------------------------------------------------------------
        BCP Finance                1,000                Borrower                      0
           Corp.
-----------------------------------------------------------------------------------------------------
        Monochem,               500 Class A           Uniroyal, Inc.                  0
           Inc.                                           (500)
                           --------------------------------------------------------------------------
                                500 Class B          Borrower (500)                   0
                           ---------------------------------------------------------------------------
                             1,500,000 Class C          Borrower                    998,980
                                                        (334,962)
                                                       Uniroyal, Inc.
                                                        (166,058)
-----------------------------------------------------------------------------------------------------

                            Exhibit 7.1.4 -- Page 1

      Class of          Number of Securities           Record Owners           Number of Securities
     Securities        Issued and Outstanding          -------------          Authorized but Unissued
     ----------        ----------------------                                 -----------------------
-------------------------------------------------------------------------------------------------------------------
    VEI Limited         51% general partnership              BEV                        N/A
    Partnership                  interest                  Management,
                                                             LLC
-------------------------------------------------------------------------------------------------------------------
                        49% limited partnership            Enjay, Inc.                  N/A
                                 interest
-------------------------------------------------------------------------------------------------------------------

2. The number, nature and holder of all other outstanding Securities of Borrower and each Subsidiary are as follows:

               None.

3. The correct name and jurisdiction of incorporation or organization of each Subsidiary of Borrower and the percentage of its issued and outstanding Voting Stock owned by Borrower are as follows:

-------------------------------------------------------------------------------------------------------------------
                                   Jurisdiction of                          Percentage of Voting
        Name                   Incorporation/Organization                  Stock Owned by Borrower
        ----                   --------------------------                  -----------------------
-------------------------------------------------------------------------------------------------------------------
   BEV Management,            Delaware limited liability                   100%
   LLC                        company
-------------------------------------------------------------------------------------------------------------------
   BCP Finance Corp.          Delaware corporation                         100%
-------------------------------------------------------------------------------------------------------------------
   Monochem, Inc.             Louisiana corporation                        50%
-------------------------------------------------------------------------------------------------------------------
   VEI Limited                Delaware limited partnership                 0% (directly),
   Partnership                                                             5l% (indirectly)
-------------------------------------------------------------------------------------------------------------------

4. The name of each of Borrower's and each Subsidiary's corporate or joint venture Affiliates and the nature of the affiliation are as follows:

    See above.


5. The agreements or instruments binding upon the partners, members or shareholders of Borrower or any of its Subsidiaries and relating to the ownership of its Securities, are as follows:

       Limited Partnership Agreement of VEI limited Partnership -- March 11,
       1997

                            Exhibit 7.1.4 - Page 2

         Limited liability Company Agreement of BEV Management LLC -- March 11, 1997

         By-Laws of BCP Finance Corporation

         Articles of Incorporation of Monochem, Inc.

         By-Laws of Monochem, Inc.

         Amended and Restated Agreement of Limited Partnership of Borden Chemicals and Plastics Operating Limited Partnership

                            Exhibit 7.1.4 - Page 3

                                 EXHIBIT 7.1.5

                                     NAMES


1. Borrower's correct name, as registered with the Secretary of State of the State of Delaware is:


          Borden Chemicals and Plastics Operating Limited Partnership

2.   In the conduct of its business, Borrower has used the following names:

     BCP


3. Each Subsidiary's correct name, as registered with the Secretary of State of the State of its incorporation or formation, is:

     BCP Finance Corporation; Monochem, Inc.; BEV Management LLC; VEI Limited Partnership

4. In the conduct of its business, each Subsidiary has used the following names:

     None other than formal name.

5. Borrower has not been the surviving entity of a merger or consolidation nor has it acquired substantially all the assets of any person.

6. No Subsidiary has been the surviving entity of a merger or consolidation nor has it acquired substantially all the assets of any person.



                            Exhibit 7.1.5 - Page 1

                                 EXHIBIT 7.1.13

                               SURETY OBLIGATIONS

=============================================================================================================================
Bond        Obligee Name        Bond Description      Effective     Expiration  Bond Amount    Premium      Annualized Cost
Number                                                  Date           Date
=============================================================================================================================
5802235     Bureau of           Industrial Alcohol    04/26/1999    04/26/2000  $   10,000.00  $    50.00   $    50.00
            Alcohol, Tobacco    Bond
            & Firearms
-----------------------------------------------------------------------------------------------------------------------------
5907002     U.S. Customs        Customs Bond          02/01/2000    02/01/2001  $   50,000.00  $   163.00   $   163.00
-----------------------------------------------------------------------------------------------------------------------------
5907003     U.S. Customs        Customs Bond          02/01/2000    02/01/2001  $   50,000.00  $   163.00   $   163.00
-----------------------------------------------------------------------------------------------------------------------------
5926169*    Illinois Dept. of   Appeal Bond           12/10/1999    12/10/2000  $  653,184.00  $ 3,266.00   $ 3,266.00
            Revenue
-----------------------------------------------------------------------------------------------------------------------------
BSD         State of Louisiana  Hazardous Waste       4/30/2000     4/30/2000   $  540,242.00  $17,707.00   $17,707.00
5296965**                       Closure
-----------------------------------------------------------------------------------------------------------------------------
                                                                    Summary:    $1,347,582.00  $2l,174.00   $21,174.00
-----------------------------------------------------------------------------------------------------------------------------

 * $653,184 appeal bond contesting 1988 and 1989 Illinois taxes; annualized cost $3,266.

** $540,242 bond for hazardous waste closure with the State of Louisiana; annualized cost $17,707.

                            Exhibit 7.1.13 - Page 1

                                 EXHIBIT 7.1.14

                  TAX IDENTIFICATION NUMBERS OF SUBSIDIARIES

Subsidiary                                     Number
----------                                     ------

BCP Finance Corporation                        72-1282447
Monochem, Inc.                                 73-0545612
BEV Management, LLC                            62-1678783
VEI Limited Partnership                        62-1678781



                            Exhibit 7.1.14 - Page 1

                                EXHIBIT 7.1.15

                                 BROKERS' FEES

                                     None.



                            Exhibit 7.1.15 - Page 1

                                EXHIBIT 7.1.16

                 PATENTS, TRADEMARKS, COPYRIGHTS AND LICENSES

     1.   PATENTS, TRADEMARKS, COPYRIGHTS AND LiCENSES

1.   Borrower's and its Subsidiaries' patents:

--------------------------------------------------------------------------------
                            Status in       Federal Registration  Registration
    Patent      Owner     Patent Office            Number            Date
    ------      -----     -------------            ------            ----
--------------------------------------------------------------------------------

                                     None.


2.   Borrower's and its Subsidiaries' trademarks:

--------------------------------------------------------------------------------
                            Status in       Federal Registration  Registration
   Trademark    Owner     Patent Office            Number            Date
   ---------    -----     -------------            ------            ----
--------------------------------------------------------------------------------
  BCP         Borrower  Registered          2,327,996             3/14/2000
--------------------------------------------------------------------------------

3.   Borrower's and its Subsidiaries' copyrights:

--------------------------------------------------------------------------------
                            Status in       Federal Registration  Registration
   Copyrights   Owner     Copyright Office           Number          Date
   ----------   -----     ----------------           ------          ----
--------------------------------------------------------------------------------

                                     None.

4. Borrower's and its Subsidiaries' licenses (other than routine business licenses, authorizing them to transact business in local jurisdictions):

--------------------------------------------------------------------------------
    Licensor*             Nature of             Name of License
    --------              ---------             ---------------
                           License
                           -------
--------------------------------------------------------------------------------
Montedison               Technology      Acetylene Low Pressure Drop Scrubbers
--------------------------------------------------------------------------------
Stamicarbon              Technology      Urea Evaporator
--------------------------------------------------------------------------------
Hydro Agri               Technology      Urea Granulator
--------------------------------------------------------------------------------
Stauffer                 Technology      VCM-E Process
--------------------------------------------------------------------------------
D.B. Western             Technology      Formaldehyde II Process
--------------------------------------------------------------------------------
D.B. Western             Technology      Formaldehyde III Process
--------------------------------------------------------------------------------
Union Carbide            Technology      Ammonia PSA Unit
--------------------------------------------------------------------------------
Haldor Topsoe & Davy     Technology      Ammonia Process
--------------------------------------------------------------------------------
B.F. Goodrich             Technology     PVC Clean Wall Technology
--------------------------------------------------------------------------------
B.F. Goodrich            Technology      PVC Slurry Stripper Technology
--------------------------------------------------------------------------------

                            Exhibit 7.1.16 - Page 1

-------------------------------------------------------------------------------
    Licensor*                 Nature of              Name of License
    --------                  ---------              ---------------
                               License
                               -------
-------------------------------------------------------------------------------
Rhone-Poulenc & Jacobs       Techno1ogy     VCR Process
-------------------------------------------------------------------------------
ICI & Davy                   Techno1ogy     Methanol Low Pressure Process
-------------------------------------------------------------------------------
Union Carbide                Technology     Ammonia MEA Process
-------------------------------------------------------------------------------
Union Carbide                Technology     Methanol MEA Process
-------------------------------------------------------------------------------
UTI                          Technology     Stripper
-------------------------------------------------------------------------------
UTI                          Technology     Urea Low Energy Process
-------------------------------------------------------------------------------
BASF & Chemico               Technology     Acetylene Process
-------------------------------------------------------------------------------
Borden, Inc.                 Patent and     Patent and Know-How Agreement of
                             Technology     November 30, 1987
-------------------------------------------------------------------------------
* No royalties paid.


5.   Infringement Activities: None.

6.   Unregistered material trademarks, service marks and copyrights: None.

7. Material license agreements that do not permit assignment or limit the use of license after default:

     Use of Name of Trademark License, dated November 30, 1987. Trademark:
     Borden. Design No. 921,370.

                            Exhibit 7.1.16 - Page 2

                                EXHIBIT 7.1.19

                  CONTRACTS RESTRICTING RIGHT TO INCUR DEBT


Contracts that restrict the right of Borrower or any of its Subsidiaries to incur Indebtedness:

$200,000,000 of Senior Unsecured 9.5% Notes due 2005 and

$90,000,000 Revolving Credit Agreement Expiring December 31, 2000 (This agreement will be terminated concurrently with the execution and delivery of the Loan and Security Agreement).

                            Exhibit 7.1.19 - Page 1

                                EXHIBIT 7.1.20

                                  LITIGATION


1. Actions, suits, proceedings and investigations pending against Borrower or any Subsidiary:

------------------------------------------------------------------------------------------------------------------------------
       Title of Action                    Nature of Action*                    Complaining Parties       Jurisdiction or
       ---------------                    ----------------                     -------------------       ---------------
                                                                                                             Tribunal
                                                                                                             --------
------------------------------------------------------------------------------------------------------------------------------
Advance Environmental            AERC alleges that Borrower is                  See Title of Action      See Title of Action
Recycling Company, LLC v.        responsible for all capital and repairs
Borden Chemicals and Plastics    costs associated with the recycling of
Operating Limited Partnership;   florescent bulbs. Plaintiff has
In the Superior Court of New     asserted claims for breach of contract,
Jersey Law Division, Morris      breach of implied and express
County                           warranties, breach of the implied
                                 covenant of good faith and fair dealing,
                                 and fraud. AERC seeks damages in
                                 excess of $1.7 million.
------------------------------------------------------------------------------------------------------------------------------
Hampton, Letha, wife of, and     Anhydrous ammonia release on February          See Title of Action      See Title of Action
Alexander, Donald R., et al      14, 1995. Plaintiffs allege injury
v. Illinois Central Railroad     arising from (1) exposure to anhydrous
Co., et al, consolidated with    ammonia fumes (2) evacuation from their
McGhee, Trula, et al v.          homes (3) denial of access to their
Illinois Central Railroad        homes and/or business due to road
Co., et al, 2l/st Judicial       highway blockade. The total amount paid
District Court for the Parish    is $86,008.14. Claim liability is
of Tangipahoa, LA, No. 9501824,  estimated at between $20.000.00 to
Division B                       $50.000.00.
------------------------------------------------------------------------------------------------------------------------------
Anderson et al. v. Borrower,     Vinyl Chloride Monomer (VCM) release on        Fifteen named            See Title of Action
No. 29282(B) consolidated        12/24/97. Plaintiffs allege personal           plaintiffs in two
with Milligan, et al. v.         injuries and property damage for               punitive class
Borrower, In the 18/th/          themselves and unspecified number              actions.
District Court, Parish of West   of other "similarly situated" but unnamed
Baton Rouge, State of            individuals. The total amount paid is
Louisiana; No. 29286(B)          $1,699,874.50 (settlement proceeds expected
                                 to be completed within 6 months). Settled
                                 for $1.300.000.O0.
------------------------------------------------------------------------------------------------------------------------------
Edward George, et al. v.         Eight (8) owners of thirty (30) acres          See Title of Action      See Title of Action
Borden Chemicals and Plastics    of land adjacent to the Geismar, LA
Operating Limited Partnership    brought these suits alleging personal
and BCP Management Inc; In the   injury and diminished property value
23/rd/ Judicial District Court,  due to Borrower's release of hazardous
Ascension Parish, State of       materials into the air and groundwater.
Louisiana No. 57,534             Settled for $634,000 in March 2000
consolidated with No. 59,820.    (still in process).
Dave Miller, et al v. Borden
Chemicals and Plastics
Operating Limited Partnership
and BCP Management, Inc.; In
the 23/rd/ Judicial District
Court, Ascension Parish, State
of Louisiana; No. 62 129.
-------------------------------------------------------------------------------------------------------------------

                            Exhibit 7.1.20 - Page 1

-----------------------------------------------------------------------------------------------------------------------
A1vin Ellis, Jr. v. Borden       Class action suit arising out of a         See Title of Action   See Title of Action
Chemicals and Plastics, In       7/7/97 Vinyl Chloride Monomer
the 23/rd/ Judicial District     anhydrous ammonia release from
Court, Parish of Ascension,      Borrower's Geismar, LA facility.
State of Louisiana; No. 62, 819, Plaintiffs allege numerous ill-defined
Division "D"; Ruby Mae Scott     physical injuries, medical expenses,
and Ida Mae Davis v. Borden      and property damage. Claim liability is
Chemicals and Plastics,          estimated at between $100,000.00 and
In the 23/rd/ Judical District   $275,000.OO.
Court, Parish of Ascension,
State of Louisiana; No. 62, 820:
Division "A" (Scott II).
-----------------------------------------------------------------------------------------------------------------------
Ross and Christie Johnson v.     Personal injury case arising from          See Title of Action   See Title of Action
Borrower; In the 23/rd/ Judicial 8/22/96 chemical release from Borrower's
District Court, Parish of        Geismar, LA facility. Total amount paid
Ascension, State of              is $1,155,986.83. Claim liability is
Louisiana; No. 60, 739.          estimated at between $50,000.00 and
                                 $100,000.00.
-----------------------------------------------------------------------------------------------------------------------
Michael A. Bourgeois, Lonnie     Personal injury case arising from the      See Title of Action   See Title of Action
R. Falcon, Lloyd J. Delatte,     12/13/98 release of 843 pounds of
Jr., Henry J. Landry. Jr.,       hydrogen chloride from Borrower's
Bruce M. Blanchard, Dwight F.    Geismar, LA facility. Total amount paid
Wright and Bryan Walker v.       is $16,000.00. Claim liability is
Borden Chemicals and Plastics    estimated at between $12,000.00 and
Operating Limited                $25,000.00.
Partnership; In the 23/rd/
Judicial District Court,
Parish of Ascension, State of
Louisiana; No. 83748,
Division "E"
-----------------------------------------------------------------------------------------------------------------------
David Edward Hodges and Dawn     Plaintiff was electrocuted on 6/11/98      See Title of Action   See Title of Action
Hodges v. Borden Chemical and    at Addis, LA facility. Total amount
Plastics Operating Limited       paid is $24,372.51. Claim liability is
Partnership, et al; In the       estimated at between $150,000.00 and
18/th/ Judicial District Court,  $300,000.00.
Parish of West Baton Rouge,
State of Louisiana; No. 30205
-----------------------------------------------------------------------------------------------------------------------
Illiopolis Air Notice of         On 2/2/99, BC1 received a NOV pursuant     State of Illinois     See Title of Action
Violation (NOV)                  to Section 31 (a)(1) of the Illinois
                                 Environmental Protection Act. The State
                                 of Illinois alleges that Borrower's
                                 Iliopolis, IL facility threatened or
                                 allowed uncontrolled discharge of vinyl
                                 chloride on 3/28/99 and 5/18/99.
                                 Liability cannot be estimated at this
                                 time.
-----------------------------------------------------------------------------------------------------------------------


                            Exhibit 7.1.20 - Page 2

-----------------------------------------------------------------------------------------------------------------------
Joe Roberts, et al v. Borden,    On 8/12/88, a rail Tankcar, (loaded       See Title of Action   See Title of Action
Inc. et al, Civil District       w/anhydrous ammonia at Borrower's
Court, Parish of Orleans,        Geismar, LA facility) had a very small
State of Louisiana, No.          leak at top dome gasket. Several
89-16618; Civil District Court,  plaintiff's filed class action suit;
Parish on Orleans, State of      however, only a few individuals remain
Louisiana; No. 89-17973          as the majority of the claims lacked
                                 merit (due to the tiny amount of
                                 exposure). The case has seen long
                                 periods of dormancy. Total amount paid
                                 is $117,086.08. Claim liability is
                                 estimated at between $50,000.00 and
                                 $100,000.00.
 ----------------------------------------------------------------------------------------------------------------------
Kenneth Jackson, et al v. BASF   Plaintiffs allege, in a class action       See Title of Action   See Title of Action
Corporation, et al, 23/rd/       petition, that from 1975 to the present
Judicial District Court,         the acetylene plant, at Geismar, LA,
Parish of Ascension, State       has been releasing benzene and other
of Louisiana, No. 00066223D      hazardous substances in Geismar and
                                 the surrounding communities, causing
                                 personal injuries and property damage.
                                 Claim liability is estimated at between
                                 $50,000.O0 and $1,000,000.00 depending
                                 on contributions from other parties).
-----------------------------------------------------------------------------------------------------------------------
Coleman, Frank, et al v. Owens   Plaintiffs allege injuries due to
Corning Fiberglass Corporation,  exposures to asbestos while working at
et al. 18 the Judicial           Borrower's Geismar, LA facility. These
District Court, Parish           cases are being managed by Borden, Inc.
of Iberville, State of           as Borden, Inc. is responsible for
Louisiana, No. 50, 953 "B"       exposures occuring before 11/30/87.
                                 Total amount paid is $12,213.65. Claim
                                 liability is estimated at between
                                 $10,000.00 and $25,000.00.
-----------------------------------------------------------------------------------------------------------------------

* The Borrower thinks it is in a favorable position to make settlements mostly at the low end of claim liability. The Borrower further thinks that it's insurers will pay their share of any claim should the Borrower's liability exceed its self-insured retention. All settlement estimates currently are within the Borrower's self-insured retention.


2. The only threatened actions, suits, proceedings or investigations of which Borrower or any Subsidiary is aware are as follows:


          None.
                            Exhibit 7.1.20 - Page 3

                                 EXHIBIT 7.1.22

                        CAPITALIZED AND OPERATING LEASES

No capitalized and/or operating leases exist which require payments totaling $100,000 in any 12 month period.





                          Exhibit 7.1.22(a) - Page 1

                                EXHIBIT 7.1.23

                                 PENSION PLANS

Borrower and its Subsidiaries have the following Plans:

-------------------------------------------------------------------------------
          Party                                    Type of Plan
-------------------------------------------------------------------------------
BCP Management, Inc.                    Borden, Inc. Employees' Retirement
                                        Income Plan

                                        Borden, Inc. Executive Supplement
                                        Pension Plan (a non-qualified plan)
-------------------------------------------------------------------------------
Borrower                                None.
-------------------------------------------------------------------------------
Subsidiaries                            None.
-------------------------------------------------------------------------------







                             Exhibit 7.1.23 - Page 1

                                EXHIBIT 7.1.24

                                TRADE RELATIONS

                                     None.






                            Exhibit 7.1.24 - Page 1

                                EXHIBIT 7.1.25

             COLLECTIVE BARGAINING AGREEMENTS; LABOR CONTROVERSIES

1. Borrower and its Subsidiaries are parties to the following collective bargaining agreements:

--------------------------------------------------------------------------------------------
     Type of Agreement            Parties                          Term of Agreement
--------------------------------------------------------------------------------------------
Labor Agreement             Local Union No. 7188;              5/1/98 thru 5/1/03
                            United Paperworkers
                            International Union; Borden
                            Inc.--Illiopolis plant
--------------------------------------------------------------------------------------------


2. Material grievances, disputes of controversies with employees of Borrower or any of its Subsidiaries are as follows:

-------------------------------------------------------------------------------
      Parties Involved             Nature of Grievance, Dispute or Controversy
-------------------------------------------------------------------------------
None
-------------------------------------------------------------------------------


3. Threatened strikes, work stoppages and asserted pending demands for collective bargaining with respect to Borrower or any of its Subsidiaries are as follows:

-------------------------------------------------------------------------------
      Parties Involved                       Nature of Matter
-------------------------------------------------------------------------------
None
--------------------------------------------------------------------------------





                            Exhibit 7.1.25 - Page 1

                                 EXHIBIT 8.1.3

                            COMPLIANCE CERTIFICATE

                      [Letterhead of Borden Chemicals and
                    Plastics Operating Limited Partnership]




Fleet Capital Corporation, as Agent
20800 Swenson Drive
Suite 350
Waukesha, Wisconsin 53186

          The undersigned, the chief financial officer of Borden Chemicals and Plastics Operating Limited Partnership, a Delaware limited partnership ("Borrower"), gives this certificate to Fleet Capital Corporation, in its capacity as Agent ("Agent") in accordance with the requirements of subsection
8.1.3 of that certain Loan and Security Agreement dated March 2000 among Borrower, Agent and the Lenders party thereto ("Loan Agreement"). Capitalized terms used in this Certificate, unless otherwise defined herein, shall have the meanings ascribed to them in the Loan Agreement.

          1. Based upon my review of the balance sheets and statements of income of Limited Partner and its Subsidiaries for the quarterly period ending ______________, _______, copies of which are attached hereto, I hereby certify that:

          (i)   Average Availability for the period referred to in subsection
                8.1.4 is $_________;

          (ii) Availability has exceeded [$l0,000,000] [$7,000,000] at all times during the period, except on __________;

          (iii) Capital Expenditures during the period and for the fiscal year to date total $_________ and $___________, respectively.

          2. No Default exists on the date hereof, other than: __________ ____________________________________________ [if none, so state]; and



                            Exhibit 8.1.3 - Page 1

          3. No Event of Default exists on the date hereof, other than________ ________________________________________________ [if none, so state].


                                   Very truly yours,





                                   _____________________________
                                   Chief Financial Officer


                            Exhibit 8.1.3 - Page 2

                                 EXH1BIT 8.2.3

                             EXISTING INDEBTEDNESS


$200,000,000 of Senior Unsecured 9.5% Notes due 2005; and

$90,000,000 Revolving Credit Agreement Expiring December 31, 2000 (This agreement will be terminated concurrently with the execution and delivery of the Loan and Security Agreement).



                            Exhibit 8.2.3 - Page 1

                                 EXHIBiT 8.2.5

                                PERMITTED LIENS


Liens existing under $90,000,000 Revolving Credit Agreement Expiring December 31, 2000 (This agreement will be terminated concurrently with the execution and delivery of the Loan and Security Agreement).

                            Exhibit 8.2.5 - Page 1

                                  EXHIBIT 8.3

                              FINANCIAL COVENANTS


     Commencing March 31, 2000 Borrower shall maintain Availability of not less than (i) $10,000,000 at all times when the EBITDA/Interest Ratio (calculated as of the last day of the month most recently ended) is less than or equal to 2.0 and (ii) $7,000,000 at all times when the EBITDA/Interest Ratio (calculated as of the last day of the month most recently ended) is greater than 2.0.


                             Exhibit 8.3 - Page 1